    Exhibit 21

SUBSIDIARIES OF VENTAS, INC.

Entity Name	Jurisdiction of Organization or Formation

1425 Hunt Club, LLC	Delaware
1445 Hunt Club, LLC	Delaware
14851 Yorba Street, LLC	Delaware
200 Andrews, LLC	South Carolina
2010 Union Limited Partnership	Washington
311 South Sarah, LLC	Delaware
3737 Market Investment Fund, LLC	Missouri
4220 Duncan Holding, LLC	Delaware
4220 Duncan Investment Fund, LLC	Delaware
4220 Duncan, LLC	Delaware
4MLK Leverage Lender, LLC	Delaware
4MLK Phase I Holding, LLC	Delaware
4MLK Phase I JV, LLC	Delaware
4MLK Phase I Member, LLC	Delaware
4MLK Phase I Owner, LLC	Delaware
4MLK Phase I REIT, LLC	Delaware
4MLK Phase I TRS, LLC	Delaware
4MLK Phase II Holding, LLC	Delaware
4MLK Phase II JV, LLC	Delaware
4MLK Phase II Owner, LLC	Delaware
4MLK Phase II REIT, LLC	Delaware
5051 Centre Developer JV, LLC	Delaware
5051 Centre Unit 1 Owner, LLC	Delaware
5051 Centre Unit 2 Owner, LLC	Delaware
755 Milwaukee MOB, LLC	Delaware
890 Professional MOB, LLC	Delaware
AGW Opco Holdco, LLC	Delaware
AHS Oklahoma Health System, LLP	Delaware
AHS Oklahoma Holdings, Inc.	Delaware
AHS Oklahoma Hospitals, Inc.	Delaware
AL (AP) Holding LLC	Delaware
AL (HCN) Holding LLC	Delaware
AL (MT) Holding LLC	Delaware
AL I/East Brunswick Senior Housing Propco, LLC	Delaware
AL I/East Brunswick Senior Housing, LLC	Delaware
AL I/Glen Ellyn Senior Housing, LLC	Delaware
AL I/La Costa Senior Housing Propco, LP (f/k/a Mountview Propco, LP)	Delaware
AL I/LA COSTA SENIOR HOUSING, LLC	Delaware
AL I/Naperville Senior Housing Opco, LLC (f/k/a Grayson Valley Propco, LLC)	Delaware
AL I/Naperville Senior Housing, LLC	Delaware

AL I/North Lynbrook Senior Housing Propco, LLC	Delaware
AL I/North Lynbrook Senior Housing, LLC	Delaware
AL I/Pinehurst Senior Housing Propco, LLC	Delaware
AL I/Pinehurst Senior Housing, LLC	Delaware
AL I/Providence Senior Housing Opco, LP (fka Rivershire Propco, LLC)	Delaware
AL I/Providence Senior Housing, LP (fka AL I/Providence Senior Housing, LLC)	Delaware
AL I/Richmond Senior Housing Opco, LLC	Delaware
AL I/Richmond Senior Housing, LLC	Delaware
AL I/Stamford Senior Housing Propco, LLC	Delaware
AL I/Stamford Senior Housing, LLC	Delaware
AL I/Woodcliff Lake Senior Housing Propco, LLC	Delaware
AL I/Woodcliff Lake Senior Housing, LLC	Delaware
AL III Investments Propco, LP (f/k/a Grossmont Gardens Propco, LP)	Delaware
AL III Investments, L.L.C.	Virginia
AL One Investments, LLC	Delaware
AL One PA Investments Opco, LLC	Delaware
AL One PA Investments, LLC	Delaware
AL Subfunding LLC	Delaware
Albuquerque AL RE, L.P.	Delaware
ALH Holdings, LLC	Delaware
Allison Park Nominee LLC	Delaware
Allison Park Nominee LP	Delaware
Amber Meadow Retirement Ltd.	British Columbia
Amberleigh Holding, LLC (f/k/a VOP El Rio Modesto, LLC)	Delaware
American Retirement Villas Properties II, LP	California
American Retirement Villas Properties III, LP	California
AMH Opco Holdco, LLC	Delaware
Anchor Cogdell Covington, LLC	Kentucky
Anchor Cogdell Doylestown GP, LLC	Pennsylvania
Anchor Cogdell Doylestown, LP	Pennsylvania
Anchor Cogdell Florence, LLC	Kentucky
Anchor Cogdell, LLC	Delaware
AOC Bonita Opco, LP	Delaware
AOC CA Opco GP Partner, LLC	Delaware
AOC Glen Ellyn Opco, LLC (f/k/a Arlington Propco, LLC)	Delaware
AOC North Ann Arbor Opco, LLC (fka Mainland Propco, LLC)	Delaware
AOC Rancho Mirage Opco, LP	Delaware
AOC San Felipe Opco, LP	Delaware
ARCHCT Cambr Dallas, LLC	Delaware
ARCHCT Cambr UWSC, LLC	Delaware
ARCHCT Dasco Odessa, LLC	Delaware
ARCHCT Dasco Peoria, LLC	Delaware
ARHC ADCRYIL01, LLC	Delaware

ARHC AHKENWI01 Member, LLC	Delaware
ARHC AHKENWI01, LLC	Delaware
ARHC AMATHGA01, LLC	Delaware
ARHC AMHTDWI01, LLC	Delaware
ARHC AMNNHWI01, LLC	Delaware
ARHC AMOFLMO01, LLC	Delaware
ARHC AMOFLMO02, LLC	Delaware
ARHC AMTRVWI01, LLC	Delaware
ARHC ASSTBSC01, LLC	Delaware
ARHC ATASHNC01 TRS, LLC	Delaware
ARHC ATASHNC01, LLC	Delaware
ARHC ATATHGA01 TRS, LLC	Delaware
ARHC ATATHGA01, LLC	Delaware
ARHC ATATLGA01 TRS, LLC	Delaware
ARHC ATATLGA01, LLC	Delaware
ARHC ATDECGA01 TRS, LLC	Delaware
ARHC ATDECGA01, LLC	Delaware
ARHC ATKNOTN01 TRS, LLC	Delaware
ARHC ATKNOTN01, LLC	Delaware
ARHC ATLARFL01 TRS, LLC	Delaware
ARHC ATLARFL01, LLC	Delaware
ARHC BCCHIIL01, LLC	Delaware
ARHC BHCOVGA01 TRS, LLC	Delaware
ARHC BHCOVGA01, LLC	Delaware
ARHC BHDOUGA01 TRS, LLC	Delaware
ARHC BHDOUGA01, LLC	Delaware
ARHC BHNEWGA01 TRS LLC	Delaware
ARHC BHNEWGA01, LLC	Delaware
ARHC BHPALFL01 TRS, LLC	Delaware
ARHC BHPALFL01, LLC	Delaware
ARHC BHPAWMI01, LLC	Delaware
ARHC BHSTOGA01 TRS, LLC	Delaware
ARHC BHSTOGA01, LLC	Delaware
ARHC BHSUGGA01 TRS, LLC	Delaware
ARHC BHSUGGA01, LLC	Delaware
ARHC BLDTNTX001, LLC	Delaware
ARHC BMBUCAZ01, LLC	Delaware
ARHC BMPCYFL01, LLC	Delaware
ARHC BMPCYFL02, LLC	Delaware
ARHC BPBRMWA01 TRS, LLC	Delaware
ARHC BPBRMWA01, LLC	Delaware
ARHC BRBRITN01, LLC	Delaware
ARHC BTFMYFL01 TRS, LLC	Delaware
ARHC BTFMYFL01, LLC	Delaware
ARHC BTNAPFL01 TRS, LLC	Delaware
ARHC BTNAPFL01, LLC	Delaware
ARHC CAROCCA01 TRS, LLC	Delaware
ARHC CAROCCA01, LLC	Delaware

ARHC CCMKAIN01, LLC	Delaware
ARHC CHWLBNJ001, LLC	Delaware
ARHC CHWLBNJ002, LLC	Delaware
ARHC CKSFDPA01, LLC	Delaware
ARHC CKSFDPA02, LLC	Delaware
ARHC CKSFDPA03, LLC	Delaware
ARHC CLCRYIL01, LLC	Delaware
ARHC CSVANWA01 TRS, LLC	Delaware
ARHC CSVANWA01, LLC	Delaware
ARHC CTCRCNV001 LLC	Delaware
ARHC CTCTYNV01, LLC	Delaware
ARHC CVSALOR01 TRS, LLC	Delaware
ARHC CVSALOR01, LLC	Delaware
ARHC DDMTRAR001, LLC	Delaware
ARHC DDRKFIL001, LLC	Delaware
ARHC DMLSVNV001 LLC	Delaware
ARHC DRFTWIN01, LLC	Delaware
ARHC DRLITCO01, LLC	Delaware
ARHC ELEDMWA01 TRS, LLC	Delaware
ARHC ELEDMWA01, LLC	Delaware
ARHC EPLHAFL01, LLC	Delaware
ARHC ERELKMN01, LLC	Delaware
ARHC FCFAYGA01, LLC	Delaware
ARHC FDMTRLA01, LLC	Delaware
ARHC GBSNATX001 LLC	Delaware
ARHC GHANDSC01 TRS, LLC	Delaware
ARHC GHANDSC01, LLC	Delaware
ARHC GRFTWTX01, LLC	Delaware
ARHC GWWSLOH01 TRS, LLC	Delaware
ARHC GWWSLOH01, LLC	Delaware
ARHC HFSFDMI01, LLC	Delaware
ARHC HRCYCA001, LLC	Delaware
ARHC HRININ001, LLC	Delaware
ARHC HRONWI001, LLC	Delaware
ARHC HRWAWI001, LLC	Delaware
ARHC LHPLNTX01, LLC	Delaware
ARHC LMFKNWI01, LLC	Delaware
ARHC LMFTWIN01, LLC	Delaware
ARHC MHHOUTX01, LLC	Delaware
ARHC MHMISIN01, LLC	Delaware
ARHC MHWYOMI01, LLC	Delaware
ARHC MMMINND01, LLC	Delaware
ARHC MNPERIL001, LLC	Delaware
ARHC NCWTNNY01, LLC	Delaware
ARHC NFTSEFL01, LLC	Delaware
ARHC NSALBNY01, LLC	Delaware
ARHC NSMARGA01, LLC	Delaware
ARHC NSMARGA02, LLC	Delaware

ARHC NVPHXAZ01, LLC	Delaware
ARHC OCCOOOR01 TRS, LLC	Delaware
ARHC OCCOOOR01, LLC	Delaware
ARHC ORCOOOR01 TRS, LLC	Delaware
ARHC ORCOOOR01, LLC	Delaware
ARHC ORODSTX001, LLC	Delaware
ARHC PCNWNGA01, LLC	Delaware
ARHC PHHBGPA01, LLC	Delaware
ARHC PPKLAOR01 TRS, LLC	Delaware
ARHC PPKLAOR01, LLC	Delaware
ARHC PPMOLOR01 TRS, LLC	Delaware
ARHC PPMOLOR01, LLC	Delaware
ARHC PVCLAOR01 TRS, LLC	Delaware
ARHC PVCLAOR01, LLC	Delaware
ARHC RCAURIL01, LLC	Delaware
ARHC RCAURIL02, LLC	Delaware
ARHC RHGARNC01, LLC	Delaware
ARHC RHSALOR01 TRS, LLC	Delaware
ARHC RHSALOR01, LLC	Delaware
ARHC RMRIVGA01, LLC	Delaware
ARHC RRDALTX001 LLC	Delaware
ARHC RRHUSTX001, LLC	Delaware
ARHC SCTMBTX001 LLC	Delaware
ARHC SCTXRTX001, LLC	Delaware
ARHC SCWDSNJ01, LLC	Delaware
ARHC SFMIDVA01, LLC	Delaware
ARHC SHWYOMI01, LLC	Delaware
ARHC SMSTBSC01, LLC	Delaware
ARHC SMSVLTX01, LLC	Delaware
ARHC SOKTYTX01 TRS, LLC	Delaware
ARHC SOKTYTX01, LLC	Delaware
ARHC SPGUINY01, LLC	Delaware
ARHC SSBHMWA01 TRS, LLC	Delaware
ARHC SSBHMWA01, LLC	Delaware
ARHC SSEVTWA01 TRS, LLC	Delaware
ARHC SSEVTWA01, LLC	Delaware
ARHC SVSCLCA01 TRS, LLC	Delaware
ARHC SVSCLCA01, LLC	Delaware
ARHC SWKLDTX01, LLC	Delaware
ARHC TCARLTX01, LLC	Delaware
ARHC TRS Holdco, LLC	Delaware
ARHC UCFOLCA01, LLC	Delaware
ARHC UCFOLCA02, LLC	Delaware
ARHC UWMNAWI001, LLC	Delaware
ARHC VCWICKS01, LLC	Delaware
ARHC VHCTMIL01, LLC	Delaware
ARHC VHEFFIL01, LLC	Delaware
ARHC VHHERIL01, LLC	Delaware

ARHC VHMSLIL01, LLC	Delaware
ARHC VHNWTIL01, LLC	Delaware
ARHC VHSVLIL01, LLC	Delaware
ARHC VSJBREIL01, LLC	Delaware
ARHC VURMDVA01, LLC	Delaware
ARHC WCROCIL01 TRS, LLC	Delaware
ARHC WCROCIL01, LLC	Delaware
ARHC WEMINND01, LLC	Delaware
ARHC WMABQNM01 TRS, LLC	Delaware
ARHC WMABQNM01, LLC	Delaware
ARW Opco Holdco, LLC	Delaware
AS LLL Holdings, LLC	Delaware
AS LLL Owner, LLC	Delaware
AS LLL-East JV, LLC	Delaware
AS LLL-East TRS, LLC	Delaware
AS LSTE East Holdings, LLC	Delaware
AS LSTE East Owner, LLC	Delaware
AS LSTE West Holdings, LLC	Delaware
AS LSTE West Owner, LLC	Delaware
AS MUR JV, LLC	Delaware
AS MUR Owner, LLC	Delaware
AS MUR TRS, LLC	Delaware
AS P6 Holdings, LLC	Delaware
AS P6 Owner, LLC	Delaware
AS West JV, LLC	Delaware
AS West TRS, LLC	Delaware
ASL Leasehold Sub, LLC	Delaware
ASPW Opco Holdco, LLC	Delaware
ATR Arboretum IL Management, LLC	Delaware
ATR Canyon Creek IL Management, LLC	Delaware
ATR Hertlin Place IL Management, LLC	Delaware
ATR Roslyn Harbor IL Management, LLC	Delaware
ATR/HOL IL Management, LLC	Delaware
Atria Collier Park, LLC	Delaware
Atria Lynnbrooke (Irvine), L.P.	Delaware
Atria Lynnbrooke G.P., LLC	Delaware
Atria Meridian, LLC	Delaware
Atria Northgate Park, LLC	Delaware
Atria Shorehaven, LLC	Delaware
Atria Vista del Rio, LLC	Delaware
Atrium at Weston Place, LLC	Tennessee
Augusta Medical Partners, LLC	Georgia
AVT Opco Holdco, LLC	Delaware
Baltimore Garage Funding, LLC	Maryland
Baltimore Life Sciences Research Park, LLC	Delaware
Baltimore LSRP One, Business Trust	Maryland
Baltimore LSRP Two, Business Trust	Maryland
BCC Altoona Realty GP, LLC	Delaware

BCC Altoona Realty, LLC	Delaware
BCC Altoona Realty, LP	Delaware
BCC Berwick Realty GP, LLC	Delaware
BCC Berwick Realty, LLC	Delaware
BCC Berwick Realty, LP	Delaware
BCC Lewistown Realty GP, LLC	Delaware
BCC Lewistown Realty, LLC	Delaware
BCC Lewistown Realty, LP	Delaware
BCC Martinsburg Realty, LLC	Delaware
BCC Medina Realty, LLC	Delaware
BCC Mid Valley Operations, LLC	Delaware
BCC Ontario Realty, LLC	Delaware
BCC Reading Realty GP, LLC	Delaware
BCC Reading Realty, LLC	Delaware
BCC Reading Realty, LP	Delaware
BCC Shippensburg Realty, LLC	Delaware
BCC State College Realty GP, LLC	Delaware
BCC State College Realty, LLC	Delaware
BCC State College Realty, LP	Delaware
BCC Washington Township Realty, LLC	Delaware
BD Camelot Opco, LLC	Delaware
BD Holdco, LLC	Delaware
BD Lakeview Crossing Opco, LLC	Delaware
BD Medina South Opco, LLC	Delaware
BD Mount Vernon Opco, LLC	Delaware
BD Vestal Castle Gardens Opco, LLC	Delaware
BD Zanesville Opco, LLC	Delaware
Bedford AL RE, LLC	Delaware
BioPark Fremont, LLC	Delaware
BLC of California – San Marcos, L.P.	Delaware
BLGRP Opco Holdco, LLC	Delaware
BLSRP Funding I, LLC	Delaware
BMR-3500 Paramount Parkway, LLC	Delaware
Bonney Lake MOB Investors, LLC	Washington
BP Opco, LLC	Delaware
BP Principal, LLC	Delaware
BP Propco, LLC	Delaware
BPS Management, LLC	Delaware
Brandon MOB Investors, LLC	Mississippi
Brandon Retirement Group Ltd.	British Columbia
BRDG Park at Danforth Center, LLC	Missouri
Brookdale Holdings, LLC	Delaware
Brookdale Living Communities of Arizona-EM, LLC	Delaware
Brookdale Living Communities of California, LLC	Delaware
Brookdale Living Communities of California-RC, LLC	Delaware
Brookdale Living Communities of California-San Marcos, LLC	Delaware
Brookdale Living Communities of Connecticut, LLC	Delaware

Brookdale Living Communities of Florida-CL, LLC	Delaware
Brookdale Living Communities of Illinois-2960, LLC	Delaware
Brookdale Living Communities of Illinois-HV, LLC	Delaware
Brookdale Living Communities of Illinois-II, LLC	Delaware
Brookdale Living Communities of Massachusetts-RB, LLC	Delaware
Brookdale Living Communities of Minnesota, LLC	Delaware
Brookdale Living Communities of New Jersey, LLC	Delaware
Brookdale Living Communities of Washington-PP, LLC	Delaware
BRTL Opco Holdco, LLC	Delaware
BRTL Propco Holdco, LLC	Delaware
Brunswick MOB, LLC	Georgia
BSG CS, LLC (f/k/a BSG Erdman, LLC)	Wisconsin
BSL Opco Adelaide, LLC	Delaware
BSL Opco Holdco II, LLC	Delaware
BSP Holding, LLC	Maryland
BSP Three Holding, LLC	Delaware
BTW Mt. Bachelor Opco, LLC	Delaware
BTW Mt. Bachelor Propco, LLC	Delaware
BTW Opco Holdco, LLC	Delaware
Burlington Retirement Group Ltd.	British Columbia
Cabarrus Medical Partners, LP	North Carolina
Cabarrus POB, LP	North Carolina
Calgarian Retirement Group II Ltd.	British Columbia
Calgarian Retirement Group Ltd.	British Columbia
Cambridge Development, L.L.C.	New York
Canyon Meadows Retirement Ltd.	British Columbia
Carroll Medical Office Associates, LLC	Delaware
Carroll Medical Office Holdings, LLC	Delaware
Carrollwood Assisted Living, LLC	Delaware
CCRC OPS MB1-T, LLC	Delaware
Chateau Brickyard Owner LLC	Delaware
Chippewa Nominee LLC	Delaware
Chippewa Nominee LP	Delaware
CHTR IL Management, LLC	Delaware
CHTR Opco Holdco, LLC	Delaware
Clackamas Woods Assisted Living, LLC	Oregon
Cogdell Cleveland Rehab, L.P.	Ohio
Cogdell Duluth MOB, LLC	Minnesota
Cogdell Health Campus MOB, LP	Pennsylvania
Cogdell Investors (Mallard), LP	North Carolina
Cogdell Investors (OSS), LP	North Carolina
Cogdell Lancaster Rehab, LP	Pennsylvania
Cogdell Spencer Advisors Management, LLC	Delaware
Cogdell Spencer Advisors, LLC	Delaware
Cogdell Spencer LP	Delaware
Cogdell Spencer TRS Holdings, LLC	Delaware
Collwood Knolls	California

Collwood Knolls Acquisition L.L.C.	Delaware
Consera BSD, LLC	Delaware
Consera Healthcare Real Estate, LLC	South Carolina
Consortium America XLVII Investment Fund, LLC	Missouri
Copperfield MOB, LP	North Carolina
CPF Highlands Assets LLC
CPH MOB, LLC	Delaware
Cranford Development, LLC	Delaware
CRB Federal, LLC	Delaware
CRB Investors, LLC	Delaware
Crimson Dorset Limited	United Kingdom
Crimson Dorset Properties Limited	United Kingdom
Crystal View Lodge Ltd.	British Columbia
CS Business Trust I	Maryland
CS Business Trust II	Maryland
CSA Medical Partners Management, LLC	Delaware
CSL Opco Holdco, LLC	Delaware
Cutter Mill, LLC	Delaware
CV South Street Landing LLC	Rhode Island
CV SSL Master Tenant LLC	Rhode Island
CVT Opco Holdco, LLC	Delaware
Dillsburg Nominee LLC	Delaware
Dillsburg Nominee LP	Delaware
Drexel University City Development, LLC	Pennsylvania
DSC IL Management, LLC	Delaware
DSC Opco Holdco, LLC	Delaware
DV Greenville MOB LLC	Delaware
DV Parker II MOB LLC	Delaware
EA-BSB 2, L.L.C.	Delaware
East Houston Medical Plaza, LLC	Delaware
East Houston MOB, LLC	Delaware
East Jefferson Medical Office Building Limited Partnership	Louisiana
East Jefferson Medical Plaza, LLC	Louisiana
East Jefferson Medical Specialty Building Limited Partnership	Louisiana
East Northport, LLC	Delaware
East Rocky Mount Kidney Center Associates, LP	North Carolina
EC Opco Allison Park, LLC	Delaware
EC Opco Altoona, LLC	Delaware
EC Opco Arlington, LLC	Delaware
EC Opco Asheboro, LP	Delaware
EC Opco Austin, LLC	Delaware
EC Opco Bartlett, LLC	Delaware
EC Opco Bedford, LLC	Delaware
EC Opco Berwick, LLC	Delaware
EC Opco Braeswood, LLC	Delaware
EC Opco Brentwood, LLC	Delaware

EC Opco Bristol, LLC	Delaware
EC Opco CA GP, LLC	Delaware
EC Opco CA Partner I, LLC	Delaware
EC Opco CA Partner II, LLC	Delaware
EC Opco CA Partner III, LLC	Delaware
EC Opco CA Partner IV, LLC	Delaware
EC Opco CA Partner V, LLC	Delaware
EC Opco CA Partner VI, LLC	Delaware
EC Opco Carrollwood, LLC	Delaware
EC Opco Chesterfield, LLC	Delaware
EC Opco Chippewa, LLC	Delaware
EC Opco Cottonwood, LLC	Delaware
EC Opco Cramerton, LP	Delaware
EC Opco Cy-Fair, LLC	Delaware
EC Opco Dillsburg, LLC	Delaware
EC Opco Downriver, LLC	Delaware
EC Opco Florence KY, LLC	Delaware
EC Opco Florence SC, LLC	Delaware
EC Opco Grossmont Gardens, LP	Delaware
EC Opco Hagerstown, LLC	Delaware
EC Opco Halcyon, LLC	Delaware
EC Opco Halls, LLC	Delaware
EC Opco Hamilton Place, LLC	Delaware
EC Opco Harrisburg, LP	Delaware
EC Opco Hendersonville NC, LP	Delaware
EC Opco Hendersonville, LLC	Delaware
EC Opco Hillsborough, LP	Delaware
EC Opco Holdco I Sub, Inc.	Delaware
EC Opco Holdco I, LLC	Delaware
EC Opco Holdco II, LLC	Delaware
EC Opco Jackson, LLC	Delaware
EC Opco Johnson City, LLC	Delaware
EC Opco Kentwood, LLC	Delaware
EC Opco Kingsport, LLC	Delaware
EC Opco La Mesa, LP	Delaware
EC Opco Lake Jackson, LLC	Delaware
EC Opco Lakemont Farms, LLC	Delaware
EC Opco Las Villas Del Carlsbad, LP	Delaware
EC Opco Las Villas Del Norte, LP	Delaware
EC Opco Lebanon PA, LLC	Delaware
EC Opco Lebanon TN, LLC	Delaware
EC Opco Lewisburg, LLC	Delaware
EC Opco Lima, LLC	Delaware
EC Opco Little Avenue, LP	Delaware
EC Opco Lorain, LLC	Delaware
EC Opco Loyalsock, LLC	Delaware
EC Opco Mainland, LLC	Delaware
EC Opco Martinez, LLC	Delaware

EC Opco Martinsburg, LLC	Delaware
EC Opco Maumelle, LLC	Delaware
EC Opco Medina, LLC	Delaware
EC Opco Mid Valley, LLC	Delaware
EC Opco Mount Washington, LLC	Delaware
EC Opco Mountain Home, LLC	Delaware
EC Opco Mountview, LP	Delaware
EC Opco Muncie, LLC	Delaware
EC Opco Murfreesboro, LLC	Delaware
EC Opco NC Partner I, LLC	Delaware
EC Opco NC Partner II, LLC	Delaware
EC Opco NC Partner III, LLC	Delaware
EC Opco NC Partner IV, LLC	Delaware
EC Opco NC Partner IX, LLC	Delaware
EC Opco NC Partner V, LLC	Delaware
EC Opco NC Partner VI, LLC	Delaware
EC Opco NC Partner VII, LLC	Delaware
EC Opco NC Partner VIII, LLC	Delaware
EC Opco NC Partner X, LLC	Delaware
EC Opco NC Partner XI, LLC	Delaware
EC Opco NC Partner XII, LLC	Delaware
EC Opco Newton, LP	Delaware
EC Opco Northridge, LP	Delaware
EC Opco Ontario, LLC	Delaware
EC Opco Pensacola, LLC	Delaware
EC Opco Point Loma, LP	Delaware
EC Opco Quintessence, LLC	Delaware
EC Opco Rancho Vista, LP	Delaware
EC Opco Reading, LLC	Delaware
EC Opco Reedsville, LLC	Delaware
EC Opco River Centre, LLC	Delaware
EC Opco Rivershire, LLC	Delaware
EC Opco Roswell, LLC	Delaware
EC Opco Sagamore Hills, LLC	Delaware
EC Opco Salisbury, LP	Delaware
EC Opco Saxonburg, LLC	Delaware
EC Opco SC, LLC	Delaware
EC Opco Shallowford, LLC	Delaware
EC Opco Shelby, LP	Delaware
EC Opco Sherwood, LLC	Delaware
EC Opco Shippensburg, LLC	Delaware
EC Opco Southern Pines, LP	Delaware
EC Opco Southport, LP	Delaware
EC Opco Tallahassee Memory, LLC	Delaware
EC Opco Tallahassee, LLC	Delaware
EC Opco Teays Valley, LLC	Delaware
EC Opco Tempe, LLC	Delaware
EC Opco Timberlin Parc, LLC	Delaware

EC Opco Victoria, LLC	Delaware
EC Opco Washington Township, LLC	Delaware
EC Opco West Knoxville, LLC	Delaware
EC Opco Wharton, LLC	Delaware
EC Opco Windcrest, LLC	Delaware
EC Opco Xenia, LLC	Delaware
EC Opco York, LLC	Delaware
ECS Holdco, LLC	Delaware
Edmonton Retirement Group Ltd.	British Columbia
Eglise Properties Limited	United Kingdom
Elder Healthcare Developers, LLC	Georgia
ElderTrust	Maryland
ESL Holdings, LLC	Delaware
ET Belvedere Finance, L.L.C.	Delaware
ET Berkshire, LLC	Delaware
ET Capital, LLC (f/k/a ET Capital Corp.)	Delaware
ET DCMH Finance, L.L.C.	Delaware
ET GENPAR, L.L.C	Delaware
ET Lehigh, LLC	Delaware
ET Pennsburg Finance, L.L.C.	Delaware
ET POBI Finance, L.L.C.	Delaware
ET Sanatoga, LLC	Delaware
ET Sub-Belvedere Limited Partnership, L.L.P.	Virginia
ET Sub-Berkshire Limited Partnership	Delaware
ET Sub-DCMH Limited Partnership, L.L.P	Virginia
ET Sub-Heritage Woods, L.L.C.	Delaware
ET Sub-Highgate, L.P.	Pennsylvania
ET Sub-Lehigh Limited Partnership	Delaware
ET Sub-Lopatcong, L.L.C.	Delaware
ET Sub-Pennsburg Manor Limited Partnership, L.L.P.	Virginia
ET Sub-POB I Limited Partnership, L.L.P.	Virginia
ET Sub-Sanatoga Limited Partnership	Delaware
ET Sub-Wayne I Limited Partnership, L.L.P.	Virginia
ET Wayne Finance, L.L.C.	Delaware
FAB Pivot, LLC (f/k/a VTR Bondco Holdco, LLC)	Delaware
Facility at Tanasbourne JV1, LLC	Delaware
Facility at Tanasbourne JV2, LLC	Delaware
Fair Oak Assisted Living L.L.C.	Delaware
Fair Oak Assisted Living Propco L.P.	Delaware
FH Holding, LLC	Delaware
FH Owner, LLC	Delaware
Florence Realty, LLC	Delaware
Fonds Immobilier Groupe Maurice, S.E.C.	Quebec
Franciscan Development Company, LLC	North Carolina
Fredericton Retirement Group Ltd.	British Columbia
G&E HC REIT II Alice MOB, LLC	Delaware
G&E HC REIT II ATHENS LTACH, LLC	Delaware
G&E HC REIT II Austell MOB, LLC	Delaware

G&E HC REIT II Bastian SNF, LLC	Delaware
G&E HC REIT II Buckhead SNF, LLC	Delaware
G&E HC REIT II CAPE GIRARDEAU LTACH, LLC	Delaware
G&E HC REIT II CARE PAVILION SNF, L.P.	Delaware
G&E HC REIT II Carlsbad MOB, LLC	Delaware
G&E HC REIT II CHELTENHAM YORK SNF, L.P.	Delaware
G&E HC REIT II Chula Vista MOB, LLC	Delaware
G&E HC REIT II CLIVEDEN SNF, L.P.	Delaware
G&E HC REIT II COLUMBIA LTACH, LLC	Delaware
G&E HC REIT II Covington SNF, LLC	Delaware
G&E HC REIT II Ennis MOB, LLC	Delaware
G&E HC REIT II Fincastle SNF, LLC	Delaware
G&E HC REIT II Gainesville SNF, LLC	Delaware
G&E HC REIT II Hardy Oak MOB, LLC	Delaware
G&E HC REIT II Highlands Ranch Medical Pavilion, LLC	Delaware
G&E HC REIT II Hobbs MOB, LLC	Delaware
G&E HC REIT II Hope MOB, LLC	Delaware
G&E HC REIT II Hot Springs SNF, LLC	Delaware
G&E HC REIT II JOPLIN LTACH, LLC	Delaware
G&E HC REIT II Lacombe MOB, LLC	Delaware
G&E HC REIT II Lafayette Rehabilitation Hospital, LLC	Delaware
G&E HC REIT II Lake Charles MOB, LLC	Delaware
G&E HC REIT II Lakewood MOB I, LLC	Delaware
G&E HC REIT II Lebanon SNF, LLC	Delaware
G&E HC REIT II Livingston MOB, LLC	Delaware
G&E HC REIT II Low Moor SNF, LLC	Delaware
G&E HC REIT II Lufkin MOB, LLC	Delaware
G&E HC REIT II Maplewood Manor SNF, L.P.	Delaware
G&E HC REIT II Maxfield Sarasota MOB, LLC	Delaware
G&E HC REIT II Memphis SNF, LLC	Delaware
G&E HC REIT II Midlothian SNF, LLC	Delaware
G&E HC REIT II Millington SNF, LLC	Delaware
G&E HC REIT II Mobile SNF, LLC	Delaware
G&E HC REIT II Muskogee LTACH, LLC	Delaware
G&E HC REIT II Okatie MOB, LLC	Delaware
G&E HC REIT II Parkway Medical Center, LLC	Delaware
G&E HC REIT II Philadelphia SNF Portfolio SPE General Partner, LLC	Delaware
G&E HC REIT II Pocatello MOB, LLC	Delaware
G&E HC REIT II Rockdale SNF, LLC	Delaware
G&E HC REIT II Shreveport SNF, LLC	Delaware
G&E HC REIT II Snellville SNF, LLC	Delaware
G&E HC REIT II St. Anthony North Denver MOB, LLC	Delaware
G&E HC REIT II St. Vincent Cleveland MOB, LLC	Delaware
G&E HC REIT II Surgical Hospital of Humble, LLC	Delaware
G&E HC REIT II Tucker House SNF, L.P.	Delaware

G&E HC REIT II Victoria MOB, LLC	Delaware
G&E HC REIT II Westminster SNF, LLC	Delaware
G&E Healthcare REIT II Sartell MOB, LLC	Delaware
GA HC REIT II 610 East Southport Indy MOB, LLC	Delaware
GA HC REIT II 8205 56th Indy MOB, LLC	Delaware
GA HC REIT II 8325 East Southport Indy MOB, LLC	Delaware
GA HC REIT II AVON MOB, LLC	Delaware
GA HC REIT II Bartlett TN MOB, LLC	Delaware
GA HC REIT II Bellaire Hospital, LLC	Delaware
GA HC REIT II Bend OR Pilot Butte SNF, LLC	Delaware
GA HC REIT II Bend OR Wilson Ave ALF, LLC	Delaware
GA HC REIT II Bend OR Wilson Ave SNF, LLC	Delaware
GA HC REIT II Bessemer MOB, LLC	Delaware
GA HC REIT II Bloomington MOB, LLC	Delaware
GA HC REIT II CARMEL PENN MOB, LLC	Delaware
GA HC REIT II Carmel Physicians MOB, LLC	Delaware
GA HC REIT II Champaign MOB, LLC	Delaware
GA HC REIT II Columbia MOB, LLC	Delaware
GA HC REIT II Corvallis OR ALF, LLC	Delaware
GA HC REIT II Dalton ALF, LLC	Delaware
GA HC REIT II Dalton SNF, LLC	Delaware
GA HC REIT II Des Plaines Surgical Center, LLC	Delaware
GA HC REIT II DeSoto MOB, LLC	Delaware
GA HC REIT II Durham ALF TRS Sub, LLC	Delaware
GA HC REIT II Durham ALF, LLC	Delaware
GA HC REIT II Eagles Landing GA MOB, LLC	Delaware
GA HC REIT II Effingham ALF, LLC	Delaware
GA HC REIT II Escanaba MI MOB, LLC	Delaware
GA HC REIT II Evansville IN MOB, LLC	Delaware
GA HC REIT II Evergreen CCRC, LLC	Delaware
GA HC REIT II EVERGREEN TRS Sub, LLC	Delaware
GA HC REIT II Fayetteville ALF TRS Sub, LLC	Delaware
GA HC REIT II Fayetteville ALF, LLC	Delaware
GA HC REIT II FISHERS MEDICAL ARTS MOB, LLC	Delaware
GA HC REIT II Fuquay-Varina ALF TRS Sub, LLC	Delaware
GA HC REIT II Fuquay-Varina ALF, LLC	Delaware
GA HC REIT II Grants Pass OR 6th Street SNF, LLC	Delaware
GA HC REIT II Grants Pass OR Fairview SNF, LLC	Delaware
GA HC REIT II GREELEY NORTHERN COLORADO MOB PORTFOLIO, LLC	Delaware
GA HC REIT II Greenfield MOB, LLC	Delaware
GA HC REIT II Greenville ALF, LLC	Delaware
GA HC REIT II Hazel Dell MOB, LLC	Delaware
GA HC REIT II Hilo MOB, LLC	Delaware
GA HC REIT II Hinsdale MOB I, LLC	Delaware
GA HC REIT II Hinsdale MOB II, LLC	Delaware
GA HC REIT II Hope MOB, LLC	Delaware

GA HC REIT II Humble TX MOB, LLC	Delaware
GA HC REIT II Huntsville MOB, LLC	Delaware
GA HC REIT II Hyde Park SNF, LLC	Delaware
GA HC REIT II Indian Trail ALF TRS Sub, LLC	Delaware
GA HC REIT II Indian Trail ALF, LLC	Delaware
GA HC REIT II Indiana Heart MOB, LLC	Delaware
GA HC REIT II Indiana Orthopedics MOB, LLC	Delaware
GA HC REIT II Jasper MOB I & II, LLC	Delaware
GA HC REIT II Jasper MOB III, LLC	Delaware
GA HC REIT II Kennestone Marietta MOB Portfolio, LLC	Delaware
GA HC REIT II Keystone Medical Center MOB, LLC	Delaware
GA HC REIT II Killeen MOB, LLC	Delaware
GA HC REIT II Knightdale ALF TRS Sub, LLC	Delaware
GA HC REIT II Knightdale ALF, LLC	Delaware
GA HC REIT II LACOMBE MOB II, LLC	Delaware
GA HC REIT II Lafayette MOB, LLC	Delaware
GA HC REIT II Las Vegas Alta Vista MOB, LLC	Delaware
GA HC REIT II Lemont MOB, LLC	Delaware
GA HC REIT II Liberty CCRC, LLC	Delaware
GA HC REIT II Liberty TRS SUB, LLC	Delaware
GA HC REIT II Lincolnton ALF TRS Sub, LLC	Delaware
GA HC REIT II Lincolnton ALF, LLC	Delaware
GA HC REIT II Lincolnwood CCRC, LLC	Delaware
GA HC REIT II Lincolnwood TRS SUB, LLC	Delaware
GA HC REIT II Mahomet ALF, LLC	Delaware
GA HC REIT II Milton SNF, LLC	Delaware
GA HC REIT II Mt. Zion ALF, LLC	Delaware
GA HC REIT II Naperville MOB, LLC	Delaware
GA HC REIT II New Port Richey MOB, LLC	Delaware
GA HC REIT II NOBLESVILLE MOB, LLC	Delaware
GA HC REIT II North Meridian MOB, LLC	Delaware
GA HC REIT II Olympia WA SNF, LLC	Delaware
GA HC REIT II PENN ST. INDIANAPOLIS MOB, LLC	Delaware
GA HC REIT II Pittsfield MA SNF, LLC	Delaware
GA HC REIT II Post Road Indy MOB I, LLC	Delaware
GA HC REIT II Post Road Indy MOB II, LLC	Delaware
GA HC REIT II Prairie Lakes MOB, LLC	Delaware
GA HC REIT II Prineville OR ALF, LLC	Delaware
GA HC REIT II Prineville OR SNF, LLC	Delaware
GA HC REIT II Redmond OR ALF, LLC	Delaware
GA HC REIT II Redmond OR SNF, LLC	Delaware
GA HC REIT II River Oaks Houston MOB, LLC	Delaware
GA HC REIT II Rowlett MOB, LLC	Delaware
GA HC REIT II Royersford SNF, LLC	Delaware
GA HC REIT II Salem OR ALF, LLC	Delaware
GA HC REIT II SALT LAKE LTACH, LLC	Delaware

GA HC REIT II San Angelo MOB I, LLC	Delaware
GA HC REIT II San Angelo MOB II, LLC	Delaware
GA HC REIT II Schertz MOB, LLC	Delaware
GA HC REIT II Seasons CCRC, LLC	Delaware
GA HC REIT II Seasons TRS SUB, LLC	Delaware
GA HC REIT II Shelbyville MOB, LLC	Delaware
GA HC REIT II St. Anthony North Denver MOB II, LLC	Delaware
GA HC REIT II St. John IN MOB, LLC	Delaware
GA HC REIT II Staunton ALF, LLC	Delaware
GA HC REIT II Tacoma WA SNF, LLC	Delaware
GA HC REIT II Temple MOB, LLC	Delaware
GA HC REIT II Texarkana MOB, LLC	Delaware
GA HC REIT II Township Line Indy MOB, LLC	Delaware
GA HC REIT II Valparaiso Munster IN MOB, LLC	Delaware
GA HC REIT II Villa Rosa San Antonio MOB, LLC	Delaware
GA HC REIT II Warsaw MOB, LLC	Delaware
GA HC REIT II Watsontown SNF, LLC	Delaware
GA HC REIT II Wellspring CCRC, LLC	Delaware
GA HC REIT II Wellspring TRS Sub, LLC	Delaware
GA HC REIT II West Oaks MOB, LLC	Delaware
GAHCR II Dalton ALF TRS Sub, LLC	Delaware
GAHCR II Effingham ALF TRS Sub, LLC	Delaware
GAHCR II Greenville ALF TRS Sub, LLC	Delaware
GAHCR II Mahomet ALF TRS Sub, LLC	Delaware
GAHCR II Mt. Zion ALF TRS Sub, LLC	Delaware
GAHCR II Staunton ALF TRS Sub, LLC	Delaware
Gaston MOB, LP	North Carolina
Good Sam MOB Investors, LLC	Washington
GRC IL Holdco, LLC	Delaware
GRC IL Management, LLC	Delaware
GRC Opco Holdco, LLC	Delaware
Great Neck, LLC	Delaware
Greenville MOB Owners LLC	Delaware
Gurnee Centre Club, LLC	Delaware
Gurnee Imaging Center, LLC	Delaware
Hamilton Place Realty Propco, LLC (f/k/a EC Hamilton Place Realty, LLC)	Delaware
Hamilton Retirement Group Ltd.	British Columbia
Hanover MOB, LLC	Virginia
Harper Court Phase II JV, LLC	Delaware
Harper Court Phase II Owner, LLC	Delaware
Harrisburg Medical Clinic, LP	North Carolina
Health Park MOB, LLC	Tennessee
Hendersonville Realty, LLC	Delaware
Henrico MOB, LLC	Delaware
Heritage CIC Investment Fund, LLC	Missouri
Hershey Research One, LLC	Delaware

Hershey Research Two, LLC	Delaware
Hillhaven Properties, LLC (formerly Hillhaven Properties, LTD, an Oregon LTD)	Delaware
HMOB Associates, L.P.	South Carolina
HOL Birch Heights IL Management, LLC	Delaware
HOL Kittery Estates IL Management, LLC	Delaware
HOL Opco Holdco I, LLC	Delaware
HPSMLD Limited Liability Company	Wisconsin
HPSMLD Opco, LLC	Delaware
HRA Opco Holdco, LLC	Delaware
HRG Canada Cambridge (2023) GP Inc.	Ontario
HRG Canada Cambridge (2023) LP	Ontario
HRG Canada Cambridge GP Ltd.	British Columbia
HRG Canada Cambridge Ltd.	Ontario
HRG Canada Cobourg GP Ltd.	British Columbia
HRG Canada Cobourg LP	Ontario
HRG Canada Guelph GP Ltd.	British Columbia
HRG Canada Guelph LP	Ontario
HRG Canada Kanata GP Ltd.	British Columbia
HRG Canada Kanata LP	Ontario
HRG Canada Regina (2023) GP Inc.	Ontario
HRG Canada Regina (2023) LP	Ontario
HRG Canada Regina GP Ltd.	British Columbia
HRG Canada TRS LP	Ontario
HRG Canada TRS, GP Ltd.	British Columbia
HRG Canada Woodstock GP Ltd.	British Columbia
HRG Canada Woodstock LP	Ontario
HRI Coral Springs, LLC	Delaware
HRI Tamarac, LLC	Delaware
HRM Opco Holdco, LLC	Delaware
HVMLD Limited Liability Company	Wisconsin
HVMLD Opco, LLC	Delaware
Indianapolis MOB, LLC	Indiana
IPC (AP) Holding LLC	Delaware
IPC (HCN) Holding LLC	Delaware
IPC (MT) Holding LLC	Delaware
IPFVA GP, LLC	Delaware
Jackson Realty Propco, LLC (f/k/a EC Jackson Realty, LLC)	Delaware
JEA Opco Holdco, LLC	Delaware
Jensen Construction Management, Inc.	California
JER/NHP Management Texas, LLC	Texas
JER/NHP Senior Housing, LLC	Delaware
JER/NHP Senior Living Acquisition, LLC	Delaware
JER/NHP Senior Living Kansas, Inc.	Kansas
JER/NHP Senior Living Kansas, LLC	Delaware
JER/NHP Senior Living Texas, L.P.	Texas
JJS Properties, Inc.	Delaware

JSL Copper Canyon, LLC	Delaware
JSL Rock Creek, LLC	Delaware
Karrington of Park Ridge L.L.C.	Ohio
Karrington of Park Ridge Opco L.L.C. (f/k/a Bartlett Propco, LLC)	Delaware
Kentwood AL RE Limited Partnership	Delaware
Kew Gardens Senior Development, LLC	New York
Kingsport Nominee I LLC (f/k/a Kingsport Nominee LP)	Delaware
Kingsport Nominee LLC	Delaware
Kingston Retirement Group Ltd.	British Columbia
KLSH IL Holdco, LLC	Delaware
KLSH IL Management, LLC	Delaware
KLSH Opco Holdco, LLC	Delaware
Knoxville Nominee I LLC (f/k/a Knoxville Nominee LP)	Delaware
Knoxville Nominee LLC	Delaware
Knoxville Realty Propco, LLC (f/k/a EC Knoxville Realty, LLC)	Delaware
KS01 Series B Owner, LLC	Delaware
KS02 Series B Owner, LLC	Delaware
Lakeside POB 1, LLC	Delaware
Lakeside POB 2, LLC	Delaware
Larkfield Gardens Associates, L.P.	New York
LBS Limited Partnership	Wisconsin
LBS Opco, LLC	Delaware
Lebanon Nominee LLC	Delaware
Lebanon Nominee LP	Delaware
Lebanon Realty Propco, LLC (fka EC Lebanon Realty, LLC)	Delaware
Lethbridge Retirement Group Ltd.	British Columbia
Lewisburg Nominee LLC	Delaware
Lewisburg Nominee LP	Delaware
LFCS Opco Holdco, LLC	Delaware
LGD Midwest City Opco, LLC	Delaware
LGD Mustang Opco, LLC	Delaware
LGD Norman Opco, LLC	Delaware
LGD Norman Reminisce Opco, LLC	Delaware
LGD Opco Holdco, LLC	Delaware
LHP B LP Partner, LLC	Delaware
LHP B Trust	Maryland
LHP B Trust, LLC	Delaware
LHP B Trust, LP	Delaware
LHPT Appleton AHI, LLC	Delaware
LHPT Appleton MO South, LLC	Delaware
LHPT Appleton MO West, LLC	Delaware
LHPT Ascension Round Rock GP, LLC	Delaware
LHPT Ascension Round Rock LP	Delaware
LHPT Birmingham THE, LLC	Delaware

LHPT Birmingham, LLC	Delaware
LHPT Columbus II THE, LLC	Delaware
LHPT Columbus THE, LLC	Delaware
LHPT Columbus, LLC	Delaware
LHPT DC GP, LLC	Delaware
LHPT DC THE, L.P.	Delaware
LHPT Decatur II, LLC	Delaware
LHPT Decatur, LLC	Delaware
LHPT Holdings II, LLC	Delaware
LHPT LilliCal, LLC	Delaware
LHPT LP Partners, LLC	Delaware
LHPT TCMC Aylward, LLC	Delaware
LHPT TCMC Pavilion, LLC	Delaware
LHRET 191, LLC	Delaware
LHRET Anderson, LLC	Delaware
LHRET Ascension Austin II, LP	Delaware
LHRET Ascension Austin Partner GP, LLC	Delaware
LHRET Ascension Austin Partner II GP, LLC	Delaware
LHRET Ascension Austin, L.P.	Delaware
LHRET Ascension KC, LLC	Delaware
LHRET Ascension Michigan, LLC	Delaware
LHRET Ascension SJ, LLC	Delaware
LHRET Ascension SV, LLC	Delaware
LHRET Ascension SW Michigan, LLC	Delaware
LHRET Ascension, LLC	Delaware
LHRET Hershey II, LLC	Delaware
LHRET Hershey, L.P.	Delaware
LHRET Hershey, LLC	Delaware
LHRET Lafayette, LLC	Delaware
LHRET LHT, LLC	Delaware
LHRET Michigan Land, LLC	Delaware
LHRET Michigan THE, LLC	Delaware
LHRET Michigan, LLC	Delaware
LHRET Partner, LLC	Delaware
LHRET Reading I, LLC	Delaware
LHRET Reading II, LLC	Delaware
LHRET Reading, L.P.	Delaware
LHRET Reading, LLC	Delaware
LHRET St. Louis THE, LLC	Delaware
LHRET St. Louis, LLC	Delaware
LHRET Wheat Ridge, LLC	Delaware
LHT Beech Grove LLC	Delaware
LHT Knoxville II, LLC	Delaware
LHT Knoxville Properties, LLC	Delaware
LHT North Atlanta, LLC	Delaware
LHT Phoenix, LLC	Delaware
Libertyville Centre Club, LLC	Delaware
Lillibridge Healthcare Properties Trust	Maryland

Lillibridge Healthcare Properties Trust, L.P.	Delaware
Lillibridge Healthcare Properties Trust, LLC	Delaware
Lillibridge Healthcare Real Estate Trust	Maryland
Lillibridge Healthcare Real Estate Trust, L.P.	Delaware
Lillibridge Healthcare Services II, Inc. (f/k/a Cogdell Spencer Erdman Management Company)	North Carolina
Lillibridge Healthcare Services, Inc.	Illinois
LilliCal, LLC	Delaware
Lima Nominee LLC	Delaware
Lima Nominee LP	Delaware
LL Opco Holdco, LLC (f/k/a LCBSL Opco Holdco, LLC) (f/k/a VTR River Oaks Holdco, LLC)	Delaware
LO Limited Partnership	Wisconsin
LO Opco, LLC	Delaware
Loyalsock Nominee LLC	Delaware
Loyalsock Nominee LP	Delaware
LS 3675 Market Street JV, LLC	Delaware
LS 4210 Duncan JV, LLC	Delaware
LS 5051 Centre JV, LLC	Delaware
LS 5051 Centre P1 HTC, LLC	Delaware
LS 5051 Centre P2 REIT, LLC	Delaware
LS 5051 Centre Unit 2 JV, LLC	Delaware
LS 5051 Centre Unit 2 UT, LLC	Delaware
LS 5051 Centre UT, LLC	Delaware
LS AS LLL-East Member, LLC	Delaware
LS AS LLL-East REIT, LLC	Delaware
LS AS MUR Member, LLC	Delaware
LS AS MUR REIT, LLC	Delaware
LS AS West Member, LLC	Delaware
LS AS West REIT, LLC	Delaware
LS BioTech Eight, LLC	Delaware
LS Davol Square, LLC	Delaware
LS Developer, LLC (f/k/a Wexford-CV SSL Developer, LLC)	Delaware
LS One Ship, LLC (f/k/a Wexford One Ship, LLC)	Delaware
LS Pearl R1 JV, LLC	Delaware
LS Pearl R1 TRS, LLC	Delaware
LS River House II, LLC ( f/k/a Wexford-CV River House Joint Venture, LLC)	Delaware
LS River House, LLC	Delaware
LS SSL Garage II, LLC (f/k/a Wexford-CV SSL Garage Joint Venture, LLC)	Delaware
LS SSL Garage, LLC (f/k/a CV SSL Garage LLC)	Rhode Island
LS uCity Academic Holdings, LLC	Delaware
LS uCity Academic REIT, LLC	Delaware
LS uCity Academic UT, LLC	Delaware
LTMLD Limited Liability Company	Wisconsin
LTMLD Opco, LLC	Delaware
Lynbrook Holding, LLC	Delaware

MAB Parent LLC	Delaware
Madison MOB Investors, LLC	Mississippi
Marland Place Associates Limited Partnership	Massachusetts
Martinez Realty Propco, LLC (fka EC Martinez Realty, LLC)	Delaware
Mary Black Westside Medical Park I Limited Partnership	South Carolina
McShane/NHP JV, LLC	Delaware
MDN Opco Holdco, LLC	Delaware
Medical Arts Courtyard, LLC	Delaware
Medical Investors I, LP	North Carolina
Medical Investors III, LP	South Carolina
Medical Park Three Limited Partnership	South Carolina
MH Doylestown Holding I Sub, LLC	Delaware
MH Doylestown Holding I, LLC	Delaware
MH Doylestown Holding II, LLC	Delaware
MH Doylestown, LLC	Delaware
MH Opco Doylestown, LLC	Delaware
Minot Avenue Realty, LLC	Maine
Missoula Senior Housing Facility, LLC	Oregon
MLD Banning Investment, LLC	California
MLD Delaware Trust	Delaware
MLD Financial Capital Corporation	Delaware
MLD MOB Indiana, LLC	Delaware
MLD Properties II, Inc.	Delaware
MLD Properties Limited Partnership	Delaware
MLD Properties, Inc.	Delaware
MLD Texas Corporation	Texas
MLD Wisconsin ALF, Inc.	Delaware
MLD Wisconsin SNF, Inc.	Delaware
MLS Opco Holdco, LLC	Delaware
Montreal Retirement Group Ltd.	British Columbia
MRN Opco Holdco, LLC	Delaware
MS Barrington SH, LLC	Delaware
MS Bon Air SH, LLC	Delaware
MS Carmichael SH, LLC	Delaware
MS Cascade SH, LLC	Delaware
MS Chandler SH, LLC	Delaware
MS Cinco Ranch SH, LLC	Delaware
MS Fort Worth SH, LLC	Delaware
MS Frisco SH, LLC	Delaware
MS Holladay SH, LLC	Delaware
MS Jackson SH, LLC	Delaware
MS Jacksonville SH, LLC	Delaware
MS Leawood SH, LLC	Delaware
MS Lower Makefield SH, LLC	Delaware
MS Old Meridian SH, LLC	Delaware
MS Overland Park SH, LLC	Delaware

MS River Road SH, LLC	Delaware
Mulberry Estates Ltd.	British Columbia
Muncie Realty Propco, LLC (fka EC Muncie Realty, LLC	Delaware
Mustang Holdings, LLC (f/k/a Ventas Mustang, LLC, f/k/a Ventas Casper Holdings, LLC)	Delaware
Nationwide ALF, Inc.	Delaware
Nationwide ALF-Pensacola, LLC	Delaware
Nationwide Health Properties, LLC	Delaware
New Portland Road Realty, LLC	Maine
New Senior Investment Group Inc.	Delaware
NH Texas Properties Limited Partnership	Texas
NHP Brownstown, LLC	Delaware
NHP Canterbury Gardens, LLC	Delaware
NHP Canterbury, LLC	Delaware
NHP Carillon, LLC	Delaware
NHP Cascade Inn, LLC	Delaware
NHP Centereach, LLC	Delaware
NHP GP LLC	Delaware
NHP HS Holding, LLC	Delaware
NHP Huntsville MOB LLC	Delaware
NHP Madison, LLC	New York
NHP Master RE G.P., LLC	Delaware
NHP McClain, LLC	Delaware
NHP Operating Partnership L.P.	Delaware
NHP Secured Del Rey GP, LLC	Delaware
NHP Secured Del Rey, LP	Delaware
NHP Secured, Inc.	California
NHP Senior Investments, LLC	Delaware
NHP SH Alabama, LLC	Delaware
NHP SH Florida, LLC	Delaware
NHP SH Georgia, LLC	Delaware
NHP SH Mississippi, LLC	Delaware
NHP SH Tennessee, LLC	Delaware
NHP Sterling, LLC	Delaware
NHP Tucson Health Care Associates Limited Partnership	Delaware
NHP Veritas FL, LLC	Delaware
NHP Villas, Inc.	California
NHP Washington ALF, LLC	Delaware
NHP Wisconsin Development LLC	Wisconsin
NHP/Broe II, LLC	Delaware
NHP/Broe, LLC	Delaware
NHP/McShane SAMC, LLC	Delaware
NHP/PMB Burbank Medical Plaza I, LLC	Delaware
NHP/PMB Burbank Medical Plaza II, LLC	Delaware
NHP/PMB Chula Vista, LLC	Delaware
NHP/PMB Del E. Webb Medical Plaza, LLC	Delaware
NHP/PMB Eden Medical Plaza, LLC	Delaware

NHP/PMB Gilbert LLC	Delaware
NHP/PMB Glendale MOB, LLC	Delaware
NHP/PMB GP LLC	Delaware
NHP/PMB Grossmont GP, LLC	Delaware
NHP/PMB Grossmont, LP	Delaware
NHP/PMB Kenneth E. Watts Medical Plaza, LLC	Delaware
NHP/PMB L.P.	Delaware
NHP/PMB Los Alamitos MOB GP, LLC	Delaware
NHP/PMB Los Alamitos MOB, LP	Delaware
NHP/PMB Mission Viejo, LLC	Delaware
NHP/PMB Orange, LLC	Delaware
NHP/PMB Pasadena LLC	Delaware
NHP/PMB Pomerado, LLC	Delaware
NHP/PMB Pomona, LLC	Delaware
NHP/PMB San Gabriel Valley Medical Plaza, LLC	Delaware
NHP/PMB Santa Clarita Valley Medical Plaza, LLC	Delaware
NHP/PMB St. Francis Lynwood Medical Plaza, LLC	Delaware
NHP/PMB Tuality 7th Avenue Medical Plaza, LLC	Delaware
NHP/PMB Washoe MOB, LLC	Delaware
NHP/PMBRES LLC	Delaware
NHPCO Wisconsin Lender, LLC	Delaware
NHPCO Wisconsin, LLC	Delaware
NHP-Cobb Physicians Center, LLC	Delaware
NHP-Parkway Physicians Center, LLC	Delaware
Niagara Falls Retirement Group Ltd.	British Columbia
NIC 12 Arlington Plaza Management LLC	Delaware
NIC 12 Arlington Plaza Owner LLC	Delaware
NIC 12 Blair House Management LLC	Delaware
NIC 12 Blair House Owner LLC	Delaware
NIC 12 Blue Water Lodge Management LLC	Delaware
NIC 12 Blue Water Lodge Owner LLC	Delaware
NIC 12 Briarcrest Estates Management LLC	Delaware
NIC 12 Briarcrest Estates Owner LLC	Delaware
NIC 12 Chateau Ridgeland Management LLC	Delaware
NIC 12 Chateau Ridgeland Owner LLC	Delaware
NIC 12 Cherry Laurel Management LLC	Delaware
NIC 12 Cherry Laurel Owner LLC	Delaware
NIC 12 Colonial Harbor Management LLC	Delaware
NIC 12 Colonial Harbor Owner LLC	Delaware
NIC 12 Country Squire Management LLC	Delaware
NIC 12 Country Squire Owner LLC	Delaware
NIC 12 Courtyard at Lakewood Management LLC	Delaware
NIC 12 Courtyard at Lakewood Owner LLC	Delaware
NIC 12 Desoto Beach Club Management LLC	Delaware
NIC 12 Desoto Beach Club Owner LLC	Delaware
NIC 12 El Dorado Management LLC	Delaware
NIC 12 El Dorado Owner LLC	Delaware
NIC 12 Essex House Management LLC	Delaware

NIC 12 Essex House Owner LLC	Delaware
NIC 12 Fleming Point Management LLC	Delaware
NIC 12 Fleming Point Owner LLC	Delaware
NIC 12 Grasslands Estates Management LLC	Delaware
NIC 12 Grasslands Estates Owner LLC	Delaware
NIC 12 Greeley Place Management LLC	Delaware
NIC 12 Greeley Place Owner LLC	Delaware
NIC 12 Grizzly Peak Management LLC	Delaware
NIC 12 Grizzly Peak Owner LLC	Delaware
NIC 12 Jackson Oaks Management LLC	Delaware
NIC 12 Jackson Oaks Owner LLC	Delaware
NIC 12 Maple Downs Management LLC	Delaware
NIC 12 Maple Downs Owner LLC	Delaware
NIC 12 Owner LLC	Delaware
NIC 12 Parkwood Estates Management LLC	Delaware
NIC 12 Parkwood Estates Owner LLC	Delaware
NIC 12 Pioneer Valley Lodge Management LLC	Delaware
NIC 12 Pioneer Valley Lodge Owner LLC	Delaware
NIC 12 Regency Residence Management LLC	Delaware
NIC 12 Regency Residence Owner LLC	Delaware
NIC 12 Simi Hills Management LLC	Delaware
NIC 12 Simi Hills Owner LLC	Delaware
NIC 12 Stoneybrook Lodge Management LLC	Delaware
NIC 12 Stoneybrook Lodge Owner LLC	Delaware
NIC 12 Summerfield Estates Management LLC	Delaware
NIC 12 Summerfield Estates Owner LLC	Delaware
NIC 12 Ventura Place Management LLC	Delaware
NIC 12 Ventura Place Owner LLC	Delaware
NIC 12/13 Management LLC	Delaware
NIC 13 Dogwood Estates Management LLC	Delaware
NIC 13 Dogwood Estates Owner LLC	Delaware
NIC 13 Durham Regent LLC (converted from NIC 13 Durham Regent Inc.)	Delaware
NIC 13 Durham Regent Management LLC	Delaware
NIC 13 Durham Regent Owner GP LLC	Delaware
NIC 13 Durham Regent Owner LP	Delaware
NIC 13 Fountains at Hidden Lakes Management LLC	Delaware
NIC 13 Fountains at Hidden Lakes Owner LLC	Delaware
NIC 13 Hidden Lakes Management LLC	Delaware
NIC 13 Hidden Lakes Owner LLC	Delaware
NIC 13 Illahee Hills Management LLC	Delaware
NIC 13 Illahee Hills Owner LLC	Delaware
NIC 13 Jordan Oaks LLC (converted from NIC 13 Jordan Oaks Inc.)	Delaware
NIC 13 Jordan Oaks Management LLC	Delaware
NIC 13 Jordan Oaks Owner GP LLC	Delaware
NIC 13 Jordan Oaks Owner LP	Delaware
NIC 13 Lodge at Cold Spring Management LLC	Delaware

NIC 13 Lodge at Cold Spring Owner LLC	Delaware
NIC 13 Madison Estates Management LLC	Delaware
NIC 13 Madison Estates Owner LLC	Delaware
NIC 13 Manor at Oakridge Management LLC	Delaware
NIC 13 Manor at Oakridge Owner LLC	Delaware
NIC 13 Oakwood Hills Management LLC	Delaware
NIC 13 Oakwood Hills Owner LLC	Delaware
NIC 13 Orchid Terrace Management LLC	Delaware
NIC 13 Orchid Terrace Owner LLC	Delaware
NIC 13 Owner LLC	Delaware
NIC 13 Palmer Hills Management LLC	Delaware
NIC 13 Palmer Hills Owner LLC	Delaware
NIC 13 Pinewood Hills Management LLC	Delaware
NIC 13 Pinewood Hills Owner LLC	Delaware
NIC 13 Pueblo Regent Management LLC	Delaware
NIC 13 Pueblo Regent Owner LLC	Delaware
NIC 13 Rock Creek Management LLC	Delaware
NIC 13 Rock Creek Owner LLC	Delaware
NIC 13 Sheldon Oaks Management LLC	Delaware
NIC 13 Sheldon Oaks Owner LLC	Delaware
NIC 13 Sky Peaks Management LLC	Delaware
NIC 13 Sky Peaks Owner LLC	Delaware
NIC 13 The Bentley Management LLC	Delaware
NIC 13 The Bentley Owner LLC	Delaware
NIC 13 The Regent Management LLC	Delaware
NIC 13 The Regent Owner LLC	Delaware
NIC 13 The Westmont Management LLC	Delaware
NIC 13 The Westmont Owner LLC	Delaware
NIC 13 Thornton Place Management LLC	Delaware
NIC 13 Thornton Place Owner LLC	Delaware
NIC 13 Uffelman Estates Management LLC	Delaware
NIC 13 Uffelman Estates Owner LLC	Delaware
NIC 13 Village Gate Management LLC	Delaware
NIC 13 Village Gate Owner LLC	Delaware
NIC 13 Vista De La Montana Management LLC	Delaware
NIC 13 Vista De La Montana Owner LLC	Delaware
NIC 13 Walnut Woods Management LLC	Delaware
NIC 13 Walnut Woods Owner LLC	Delaware
NIC 13 Whiterock Court Management LLC	Delaware
NIC 13 Whiterock Court Owner LLC	Delaware
NIC 17 Leasing LLC	Delaware
NIC 17 Owner LLC	Delaware
NIC 17 Windsor Leasing LLC	Delaware
NIC 17 Windsor Owner LLC	Delaware
NIC 4 Florida Leasing LLC	Delaware
NIC 4 Florida Owner LLC	Delaware
NIC 4 Owner LLC	Delaware
NIC 4 Summerfield Leasing LLC	Delaware

NIC 4 Summerfield Owner LLC	Delaware
NIC 4 Sunset Lake Leasing LLC	Delaware
NIC 4 Sunset Lake Owner LLC	Delaware
NIC 4/5 Leasing LLC	Delaware
NIC 6 Management LLC	Delaware
NIC 6 Manor at Woodside Management LLC	Delaware
NIC 6 Manor at Woodside Owner LLC	Delaware
NIC 6 New York Management LLC	Delaware
NIC 6 New York Owner LLC	Delaware
NIC 6 Owner LLC	Delaware
NIC 9 Heritage Oaks Management LLC	Delaware
NIC 9 Heritage Oaks Owner LLC	Delaware
NIC 9 Virginia Management LLC	Delaware
NIC 9 Virginia Owner LLC	Delaware
NIC Acquisitions LLC	Delaware
NV Briargate MOB LLC	Delaware
NV Broadway MOB LLC	Delaware
NV Gateway MOB LP	Delaware
NV GVR MOB LLC	Delaware
NV HFH MOB LLC	Delaware
NV Knightdale MOB LLC	Delaware
NV NB MOB LP	Delaware
NV NBHQ LP	Delaware
NV Potomac MOB LLC	Delaware
NV Printers Park MOB LLC	Delaware
NV Solano MOB LP	Delaware
NV Vaca Valley MOB LP	Delaware
OHT Limited Partnership	Wisconsin
OHT Opco, LLC	Delaware
Opco CA Partner I, LLC	Delaware
Opco CA Partner II, LLC	Delaware
Opco CA Partner III, LLC	Delaware
Opco CA Partner IV, LLC	Delaware
Opco CA Partner V, LLC	Delaware
Opco CA Partner VI, LLC	Delaware
Opco GA Partner, LLC (fka Propco NM Partner I, LLC)	Delaware
Opco NC Partner I, LLC (fka Propco AZ Partner I, LLC)	Delaware
Opco NC Partner II, LLC (fka Propco AZ Partner II, LLC)	Delaware
Opco PA Partner, LLC	Delaware
Opco VA Partner, LLC	Delaware
Orangeburg Medical Office Building	South Carolina
Orbital Communities Limited	United Kingdom
Ottawa Retirement Group Ltd.	British Columbia
Parker II MOB Owners LLC	Delaware
PDP Castro Valley #2 LLC	Delaware
PDP Gilbert 2 LLC	Delaware
PDP LMP LLC	Delaware

PDP Mission Hills 1 LLC	Delaware
PDP San Francisco MOB LLC	Delaware
PDP Sutter Roseville LLC	Delaware
Pearl R1 GP, LLC	Delaware
Pearl R1 Owner, LLLP	Delaware
Peerless MOB, LLC	Tennessee
Peterborough Retirement Group Ltd.	British Columbia
Phase 1 Ventures LLC	Delaware
Phoenix BioMedical Campus Phase I Finance, LLC	Delaware
Phoenix BioMedical Campus Phase I Holding, LLC	Delaware
Phoenix BioMedical Campus Phase I JV, LLC	Delaware
Phoenix BioMedical Campus Phase I Owner, LLC	Delaware
Phoenix BioMedical Campus Phase I REIT Sub, LLC	Delaware
Phoenix BioMedical Campus Phase I REIT, LLC	Delaware
PKR Associates LLC	Pennsylvania
PMB Real Estate Services LLC	Delaware
PMB Vancouver 601 Physicians Pavilion LLC	Delaware
PMB Vancouver 602 Admin LLC	Delaware
PMB Vancouver 603 MedCtr Physicians LLC	Delaware
PMB Vancouver 604 Memorial MOB LLC	Delaware
PMB Vancouver 605 Salmon Creek LLC	Delaware
PMB Vancouver 606 Fisher's Landing LLC	Delaware
PMB/NHP Vancouver Partners LLC	Delaware
PMOB, LLC	South Carolina
Primrose Chateau Retirement Ltd.	British Columbia
Prince George Retirement Group Ltd.	British Columbia
PRLC IL Management, LLC	Delaware
PRLC Opco Holdco, LLC	Delaware
Prometheus Fund Alternative Partnership L.P.	Delaware
Prometheus Fund Coinvestment Partnership I LP	Delaware
Prometheus Fund II Alternative Partnership L.P.	Delaware
Prometheus Fund Senior Housing Partners LP	Delaware
Prometheus Fund Strategic Realty Investors II L.P.	Delaware
Prometheus Funds GP, LLC	Delaware
Prometheus Leasehold Parent, LLC	Delaware
Prometheus Senior Quarters LLC	Delaware
Propco 12 LLC	Delaware
Propco 13 LLC	Delaware
Propco 17 LLC	Delaware
Propco 2 LLC	Delaware
Propco 21 LLC	Delaware
Propco 22 LLC	Delaware
Propco 24 LLC	Delaware
Propco 27 LLC	Delaware
Propco 4 LLC	Delaware
Propco 6 LLC	Delaware
Propco 9 LLC	Delaware
Propco CA Partner I, LLC	Delaware

Propco CA Partner II, LLC	Delaware
Propco CA Partner III, LLC	Delaware
Propco CA Partner IV, LLC	Delaware
Propco CA Partner V, LLC	Delaware
Propco CA Partner VI, LLC	Delaware
Propco CA Partner VII, LLC	Delaware
Propco GA Partner, LLC (fka AL Subfunding II, LLC)	Delaware
Propco Holdco, LLC	Delaware
Propco NC Partner I, LLC	Delaware
Propco NC Partner II, LLC	Delaware
Propco PA Partner, LLC	Delaware
Propco VA Partner, LLC (fka Propco NC Partner III, LLC)	Delaware
Providence Innovation District Phase I Holding, LLC	Delaware
Providence Innovation District Phase I Owner, LLC	Delaware
Providence Innovation District Phase I, LLC	Delaware
Providence Innovation District Phase II Owner, LLC	Delaware
PSLT GP, LLC	Delaware
PSLT OP, L.P.	Delaware
PSLT-ALS Properties Holdings, LLC	Delaware
PSLT-ALS Properties I, LLC	Delaware
PSLT-ALS Properties II, LLC	Delaware
PSLT-ALS Properties III, LLC	Delaware
PSLT-ALS Properties IV, LLC	Delaware
PSLT-BLC Properties Holdings, LLC	Delaware
PVD Opco Holdco, LLC	Delaware
R&I Procurement Holdings IV, LLC	Delaware
RDGL IL Management, LLC (f/k/a Chateau Brickyard Operations LLC)	Delaware
RDGL Opco Holdco, LLC	Delaware
Red Deer Retirement Group Ltd.	British Columbia
Regina Assisted Group Ltd.	British Columbia
Regina Retirement Group Ltd.	British Columbia
Résidence Ambiance IDS Inc.	Quebec
Résidence Caléo Inc.	Quebec
Résidence Cornelius Inc.	Quebec
Résidence Ékla Inc.	Quebec
Résidence Élogia Inc.	Quebec
Résidence Floréa Inc.	Quebec
Résidence IVVI Inc.	Quebec
Résidence la Croisée de l’Est Inc.	Quebec
Résidence Le 22 Inc.	Quebec
Résidence le Félix Vaudreuil/Dorion Inc.	Quebec
Résidence le Notre/Dame (Repentigny) Inc.	Quebec
Résidence le Quartier Mont/Saint/Hilaire Inc.	Quebec
Résidence le Savignon Inc.	Quebec
Résidence Lilo Inc.	Quebec
Résidence Liz Inc.	Quebec

Résidence Margo Inc.	Quebec
Résidence Ora Inc.	Quebec
Résidence Quartier Sud Inc.	Quebec
Résidence Sevä Inc.	Quebec
Résidence Station Est Inc.	Quebec
Résidence Vast Inc.	Quebec
Retirement Inns II, LLC	Delaware
Retirement Inns III, LLC	Delaware
RISE Insurance Company, LLC	Kentucky
River Hills Medical Associates, LLC	South Carolina
River Oaks Partners	Illinois
Riverdale Development, LLC	New York
RLG Leasing LLC	Delaware
RLG Owner LLC	Delaware
RLG Utah Leasing LLC	Delaware
RLG Utah Owner LLC	Delaware
Rocky Mount Kidney Center Associates	North Carolina
Rocky Mount Medical Park Limited Partnership	North Carolina
Roper MOB, LLC	South Carolina
Roswell Realty Propco, LLC (fka EC Roswell Realty, LLC)	Delaware
Round Lake ACC, LLC	Delaware
Sagamore Hills Nominee LLC	Delaware
Sagamore Hills Nominee LP	Delaware
Saint John Retirement Group Ltd.	British Columbia
Saxonburg Nominee LLC	Delaware
Saxonburg Nominee LP	Delaware
SC EC Master Tenant, LLC	Delaware
SDS IL Management, LLC	Delaware
SDS Opco Holdco, LLC	Delaware
Senior Care, Inc.	Delaware
Senior Quarters Operating Corp.	New York
SHI Conveyance Sub, LLC	Delaware
SHI LL Holdco II, LLC	Delaware
SHI LL Holdco, LLC	Delaware
SHI MOB Holdco, LLC	Delaware
SHI SH Propco Holdco, LLC	Delaware
Shippensburg Realty Holdings, LLC	Delaware
SNCI IL Management, LLC	Delaware
SND IL Management, LLC	Delaware
SNR 21 Logan Square Owner LLC	Delaware
SNR 21 Owner LLC	Delaware
SNR 22 Management LLC	Delaware
SNR 22 OKC Management LLC	Delaware
SNR 22 OKC Owner LLC	Delaware
SNR 22 Owner LLC	Delaware
SNR 22 Shreveport Management LLC	Delaware
SNR 22 Shreveport Owner LLC	Delaware

SNR 22 Winston Salem LLC (converted from SNR 22 Winston Salem Inc.)	Delaware
SNR 22 Winston Salem Owner GP LLC	Delaware
SNR 22 Winston Salem Owner LP	Delaware
SNR 22 Winston-Salem Management LLC	Delaware
SNR 24 Bluebird Estates Management LLC	Delaware
SNR 24 Bluebird Estates Owner LLC	Delaware
SNR 24 Bridge Park Management LLC	Delaware
SNR 24 Bridge Park Owner LLC	Delaware
SNR 24 Chateau at Harveston Management LLC	Delaware
SNR 24 Chateau at Harveston Owner LLC	Delaware
SNR 24 Copley Place Management LLC	Delaware
SNR 24 Copley Place Owner LLC	Delaware
SNR 24 Crescent Heights Management LLC	Delaware
SNR 24 Crescent Heights Owner GP LLC	Delaware
SNR 24 Crescent Heights Owner LP	Delaware
SNR 24 Cresent Heights LLC (converted from SNR 24 Crescent Heights Inc.)	Delaware
SNR 24 Cypress Woods Management LLC	Delaware
SNR 24 Cypress Woods Owner LLC	Delaware
SNR 24 Dover Owner	Delaware
SNR 24 Golden Oaks Management LLC	Delaware
SNR 24 Golden Oaks Owner LLC	Delaware
SNR 24 Lodge at Wake Forest LLC (converted from SNR 24 Lodge at Wake Forest Inc.)	Delaware
SNR 24 Lodge at Wake Forest Management LLC	Delaware
SNR 24 Lodge at Wake Forest Owner GP LLC	Delaware
SNR 24 Lodge at Wake Forest Owner LP	Delaware
SNR 24 Management LLC	Delaware
SNR 24 Maple Suites Management LLC	Delaware
SNR 24 Maple Suites Owner LLC	Delaware
SNR 24 Olympus Ranch Management LLC	Delaware
SNR 24 Olympus Ranch Owner LLC	Delaware
SNR 24 Owner LLC	Delaware
SNR 24 Peninsula Management LLC	Delaware
SNR 24 Peninsula Owner LLC	Delaware
SNR 24 Rancho Village Management LLC	Delaware
SNR 24 Rancho Village Owner LLC	Delaware
SNR 24 Rolling Hills Ranch Management LLC	Delaware
SNR 24 Rolling Hills Ranch Owner LLC	Delaware
SNR 24 Shads Landing LLC (converted from SNR 24 Shads Landing Inc.)	Delaware
SNR 24 Shads Landing Management LLC	Delaware
SNR 24 Shads Landing Owner GP LLC	Delaware
SNR 24 Shads Landing Owner LP	Delaware
SNR 24 Sterling Court Management LLC	Delaware
SNR 24 Sterling Court Owner LLC	Delaware
SNR 24 Venetian Gardens Management LLC	Delaware
SNR 24 Venetian Gardens Owner LLC	Delaware

SNR 24 Windward Palms Management LLC	Delaware
SNR 24 Windward Palms Owner LLC	Delaware
SNR 27 Alexis Gardens Management LLC	Delaware
SNR 27 Alexis Gardens Owner LLC	Delaware
SNR 27 Andover Place Management LLC	Delaware
SNR 27 Andover Place Owner LLC	Delaware
SNR 27 Arcadia Place Management LLC	Delaware
SNR 27 Arcadia Place Owner LLC	Delaware
SNR 27 Aspen View Management LLC	Delaware
SNR 27 Aspen View Owner LLC	Delaware
SNR 27 Augustine Landing Management LLC	Delaware
SNR 27 Augustine Landing Owner LLC	Delaware
SNR 27 Cedar Ridge LLC (converted from SNR 27 Cedar Ridge Inc.)	Delaware
SNR 27 Cedar Ridge Management LLC	Delaware
SNR 27 Cedar Ridge Owner GP LLC	Delaware
SNR 27 Cedar Ridge Owner LP	Delaware
SNR 27 Echo Ridge Management LLC	Delaware
SNR 27 Echo Ridge Owner LLC	Delaware
SNR 27 Elm Park Estates Management LLC	Delaware
SNR 27 Elm Park Estates Owner LLC	Delaware
SNR 27 Genesee Gardens Management LLC	Delaware
SNR 27 Genesee Gardens Owner LLC	Delaware
SNR 27 Greenwood Terrace Management LLC	Delaware
SNR 27 Greenwood Terrace Owner LLC	Delaware
SNR 27 Holiday Hills Estates Management LLC	Delaware
SNR 27 Holiday Hills Estates Owner LLC	Delaware
SNR 27 Indigo Pines Management LLC	Delaware
SNR 27 Indigo Pines Owner LLC	Delaware
SNR 27 Kalama Heights Management LLC	Delaware
SNR 27 Kalama Heights Owner LLC	Delaware
SNR 27 Management LLC	Delaware
SNR 27 Marion Woods Management LLC	Delaware
SNR 27 Marion Woods Owner LLC	Delaware
SNR 27 Montara Meadows Management LLC	Delaware
SNR 27 Montara Meadows Owner LLC	Delaware
SNR 27 Niagara Village Management LLC	Delaware
SNR 27 Niagara Village Owner LLC	Delaware
SNR 27 Owner LLC	Delaware
SNR 27 Parkrose Chateau Management LLC	Delaware
SNR 27 Parkrose Chateau Owner LLC	Delaware
SNR 27 Pinegate Management LLC	Delaware
SNR 27 Pinegate Owner LLC	Delaware
SNR 27 Quail Run Estates Management LLC	Delaware
SNR 27 Quail Run Estates Owner LLC	Delaware
SNR 27 Quincy Place Management LLC	Delaware
SNR 27 Quincy Place Owner LLC	Delaware
SNR 27 Redbud Hills Management LLC	Delaware

SNR 27 Redbud Hills Owner LLC	Delaware
SNR 27 Stone Lodge Management LLC	Delaware
SNR 27 Stone Lodge Owner LLC	Delaware
SNR 27 The Jefferson Management LLC	Delaware
SNR 27 The Jefferson Owner LLC	Delaware
SNR 27 The Remington Management LLC	Delaware
SNR 27 The Remington Owner LLC	Delaware
SNR 27 The Springs of Escondido Management LLC	Delaware
SNR 27 The Springs of Escondido Owner LLC	Delaware
SNR 27 The Springs of Napa Management LLC	Delaware
SNR 27 The Springs of Napa Owner LLC	Delaware
SNR 27 The Woods at Holly Tree GP LLC	Delaware
SNR 27 The Woods at Holly Tree LLC (converted from SNR 27 The Woods at Holly Tree Inc.)	Delaware
SNR 27 The Woods at Holly Tree Management LLC	Delaware
SNR 27 The Woods at Holly Tree Owner LP	Delaware
SNR 27 University Pines Management LLC	Delaware
SNR 27 University Pines Owner LLC	Delaware
SNR Operations LLC	Delaware
Société en commandite Ambiance IDS	Quebec
Société en commandite Boréa	Quebec
Société en commandite Caléo	Quebec
Société en commandite Cavalier de Lasalle	Quebec
Société en commandite Cibéle	Quebec
Société en commandite Commerciale Aylmer	Quebec
Société en commandite Commerciale Cornelius	Quebec
Société en commandite Commerciale Cornelius II	Quebec
Société en commandite Commerciale Crémazie	Quebec
Société en commandite Commerciale Sherbrooke	Quebec
Société en commandite Communautaire Crémazie	Quebec
Société en commandite Cornelius	Quebec
Société en commandite Cornelius II	Quebec
Société en commandite Ékla	Quebec
Société en commandite Élogia	Quebec
Société en commandite Floréa	Quebec
Société en commandite IVVI	Quebec
Société en commandite l’Avantage	Quebec
Société en commandite l’Image d’Outremont	Quebec
Société en commandite l’Initial	Quebec
Société en commandite la Cité des Tours	Quebec
Société en commandite la Croisée de l’Est	Quebec
Société en commandite Le 22	Quebec
Société en commandite le Félix Vaudreuil/Dorion	Quebec
Société en commandite le Gibraltar	Quebec
Société en commandite le Notre/Dame (Repentigny)	Quebec
Société en commandite le Quartier Mont/Saint/Hilaire	Quebec
Société en commandite le Savignon	Quebec
Société en commandite le VÜ	Quebec

Société en commandite les Condos Boréa	Quebec
Société en commandite les Condos Caléo	Quebec
Société en commandite les Condos de la Gare	Quebec
Société en commandite les Condos Ékla	Quebec
Société en commandite les Condos Élogia	Quebec
Société en commandite les Condos Floréa	Quebec
Société en commandite les Condos l’Avantage	Quebec
Société en commandite les Condos Le 22	Quebec
Société en commandite les Condos le Gibraltar	Quebec
Société en commandite les Condos le Savignon	Quebec
Société en commandite les Condos le VÜ	Quebec
Société en commandite les Condos les Jardins Millen	Quebec
Société en commandite les Condos Ora	Quebec
Société en commandite les Condos Quartier Sud	Quebec
Société en commandite les Condos Sevä	Quebec
Société en commandite les Jardins du Campanile	Quebec
Société en commandite les Jardins Millen	Quebec
Société en commandite les Promenades du Parc	Quebec
Société en commandite les Verrières du Golf	Quebec
Société en commandite Lilo	Quebec
Société en commandite Liz	Quebec
Société en commandite Margo	Quebec
Société en commandite Ora	Quebec
Société en commandite Quartier Sud	Quebec
Société en commandite RDM	Quebec
Société en commandite Sevä	Quebec
Société en commandite Station Est	Quebec
Société en commandite Vast	Quebec
Société en commandite Vent de l’Ouest	Quebec
Springs at Clackamas Woods, LLC	Oregon
SRM IL Management, LLC	Delaware
SSL Developer LLC	Delaware
SSL Holdco LLC	Delaware
SSL Partner LLC	Delaware
St. Albert Retirement Group Ltd.	British Columbia
St. Catharines Retirement Group Ltd.	British Columbia
St. Cloud MOB, LLC	Minnesota
St. Francis Community MOB, LLC	South Carolina
St. Francis Medical Plaza, LLC	South Carolina
St. Mary's Investors, LLC	Virginia
Steger Retirement Group Ltd.	British Columbia
STLR Opco Holdco, LLC	Delaware
Stratford Development, LLC	New York
Stripe II, LLC	Delaware
Stripe Sub, LLC	Delaware
SW Louisiana Professional Office Building, LLC	Delaware
Syracuse MOB SPE, LLC	Delaware
Syracuse MOB, LLC	New York

SZR Abington AL Opco, L.L.C.	Delaware
SZR Abington AL, L.L.C.	Pennsylvania
SZR Acquisitions Propco, LP (f/k/a La Mesa Propco, LP)	Delaware
SZR Acquisitions, LLC	Delaware
SZR Arlington, MA Assisted Living Opco, L.L.C. (fka Chesterfield Propco, LLC)	Delaware
SZR Arlington, MA Assisted Living, L.L.C.	Virginia
SZR Aurora GP Inc.	Ontario, Canada
SZR Aurora Inc.	Ontario, Canada
SZR Aurora, LP	Ontario, Canada
SZR Barrington, LLC	Delaware
SZR Bloomfield Senior Living Opco, LLC (fka Cy-Fair Propco, LLC)	Delaware
SZR Bloomfield Senior Living, LLC	Delaware
SZR Bloomingdale Assisted Living Opco, L.L.C. (f/k/a Lorain Propco, LLC)	Delaware
SZR Bloomingdale Assisted Living, L.L.C.	Illinois
SZR Blue Bell AL Limited Partnership	Pennsylvania
SZR Blue Bell AL Opco Limited Partnership	Delaware
SZR Bon Air, LLC	Delaware
SZR Buffalo Grove Assisted Living Opco, L.L.C. (f/k/a Shallowford Propco, LLC)	Delaware
SZR Buffalo Grove Assisted Living, L.L.C.	Illinois
SZR Burlington Inc.	Ontario, Canada
SZR Carmichael, LLC	Delaware
SZR Cascade, LLC	Delaware
SZR Chandler, LLC	Delaware
SZR Cherry Creek Senior Living Propco, LLC	Delaware
SZR Cherry Creek Senior Living, LLC	Delaware
SZR Cinco Ranch, LLC	Delaware
SZR Columbia LLC	Delaware
SZR Columbia Propco LLC	Delaware
SZR Cuyahoga Falls Senior Living Opco, LLC (f/k/a Sherwood Propco, LLC)	Delaware
SZR Cuyahoga Falls Senior Living, LLC	Delaware
SZR East Cobb Assisted Living Limited Partnership	Georgia
SZR East Cobb Assisted Living Opco Limited Partnership	Delaware
SZR Edina Assisted Living Opco, L.L.C. (fka Maumelle Propco, LLC)	Delaware
SZR Edina Assisted Living, L.L.C.	Minnesota
SZR Erin Mills GP Inc.	Ontario, Canada
SZR Erin Mills Inc.	Ontario, Canada
SZR Erin Mills, LP	Ontario, Canada
SZR First Assisted Living Holdings, LLC	Delaware
SZR Fleetwood A.L. Propco, L.L.C.	Delaware
SZR Fleetwood A.L., L.L.C.	New York
SZR Fort Worth, LLC	Delaware
SZR Frisco, LLC	Delaware

SZR Garden Square at Westlake Opco, LLC	Delaware
SZR Granite Run AL Opco, L.L.C. (fka Windcrest Propco, LLC)	Delaware
SZR Granite Run AL, L.L.C.	Pennsylvania
SZR Haverford AL Opco, L.L.C.	Delaware
SZR Haverford AL, L.L.C.	Pennsylvania
SZR Hillcrest Senior Living Propco, LLC	Delaware
SZR Hillcrest Senior Living, LLC	Delaware
SZR Holladay, LLC	Delaware
SZR Huntcliff Assisted Living Opco Limited Partnership	Delaware
SZR Huntcliff IL GP, LLC (f/k/a VTR The Highlands Land, LLC)	Delaware
SZR Huntcliff Summit I IL Limited Partnership (f/k/a SZR Huntcliff Assisted Living Limited Partnership)	Georgia
SZR Huntcliff Summit II, LLC (f/k/a SZR Huntcliff Summit I, LLC)	Delaware
SZR IL Management, LLC	Delaware
SZR Ivey Ridge Assisted Living Limited Partnership	Georgia
SZR Ivey Ridge Assisted Living Opco Limited Partnership	Delaware
SZR Jackson, LLC	Delaware
SZR Jacksonville, LLC	Delaware
SZR Leawood, LLC	Delaware
SZR Lincoln Park LLC	Delaware
SZR Lincoln Park Opco LLC (f/k/a Byrd Springs Propco, LLC)	Delaware
SZR Lower Makefield, LLC	Delaware
SZR Lynn Valley GP Inc.	Ontario, Canada
SZR Lynn Valley, LP	Ontario, Canada
SZR Markham GP Inc.	Ontario, Canada
SZR Markham Inc.	Ontario, Canada
SZR Markham, LP	Ontario, Canada
SZR Mission Viejo Assisted Living Propco, L.P.	Delaware
SZR Mission Viejo Assisted Living, L.L.C.	Virginia
SZR Mississauga GP, Inc.	Ontario, Canada
SZR Mississauga Inc.	Ontario, Canada
SZR Mississauga, LP	Ontario, Canada
SZR Morris Plains Assisted Living Propco, L.L.C.	Delaware
SZR Morris Plains Assisted Living, L.L.C.	New Jersey
SZR New City Senior Living Propco, LLC	Delaware
SZR New City Senior Living, LLC	Delaware
SZR North Ann Arbor Senior Living, LLC	Delaware
SZR North Hills LP (fka SZR North Hills LLC)	Delaware
SZR North Hills Opco LP (fka Mountain Home Propco, LLC)	Delaware
SZR North York GP Inc.	Ontario, Canada
SZR North York Inc.	Ontario, Canada
SZR Northville Assisted Living Opco, L.L.C. (fka Florence SC Propco, LLC)	Delaware
SZR Northville Assisted Living, L.L.C.	Michigan

SZR Norwood LLC	Delaware
SZR Norwood Opco LLC (fka Braeswood Propco, LLC)	Delaware
SZR Oakville Inc.	Ontario, Canada
SZR of Alexandria Assisted Living Opco, L.P.	Delaware
SZR of Alexandria Assisted Living, L.P.	Virginia
SZR of North York, LP	Ontario, Canada
SZR Old Meridian, LLC	Delaware
SZR Old Tappan Assisted Living Propco, L.L.C.	Delaware
SZR Old Tappan Assisted Living, L.L.C.	New Jersey
SZR Opco Holdco, LLC	Delaware
SZR Orchard AL Propco, L.L.C.	Delaware
SZR Orchard AL, L.L.C.	Colorado
SZR Overland Park, LLC	Delaware
SZR Pacific Palisades Assisted Living Propco, L.P.	Delaware
SZR Pacific Palisades Assisted Living, L.P.	California
SZR Palos Park Opco, LLC (f/k/a Brentwood Propco, LLC)	Delaware
SZR Palos Park, LLC	Virginia
SZR Parma Assisted Living Opco, L.L.C. (f/k/a Wharton Propco, LLC)	Delaware
SZR Parma Assisted Living, L.L.C.	Virginia
SZR Richmond Hill GP Inc.	Ontario, Canada
SZR Richmond Hill Inc.	Ontario, Canada
SZR Richmond Hill, LP	Ontario, Canada
SZR River Road, LLC	Delaware
SZR Riverside Assisted Living Propco, L.P. (f/k/a Southern Pines Propco, LP)	Delaware
SZR Riverside Assisted Living, L.P.	California
SZR Rochester Assisted Living Opco, LLC (fka Lake Jackson Propco, LLC)	Delaware
SZR Rochester Assisted Living, LLC	Delaware
SZR Rocklin Senior Living Propco, LP (f/k/a Point Loma Propco, LP)	Delaware
SZR Rocklin Senior Living, LLC	Delaware
SZR Rockville LLC	Delaware
SZR Rockville Propco LLC	Delaware
SZR San Mateo LLC	Delaware
SZR San Mateo Propco LP (f/k/a Las Villas Del Norte Propco, LP)	Delaware
SZR Sandy Senior Living Propco, LLC	Delaware
SZR Sandy Senior Living, LLC	Delaware
SZR Scottsdale Propco, LLC	Delaware
SZR Scottsdale, LLC	Delaware
SZR Second Assisted Living Holdings, LLC	Delaware
SZR Second Baton Rouge Assisted Living Propco, L.L.C.	Delaware
SZR Second Baton Rouge Assisted Living, L.L.C.	Louisiana
SZR Second Westminister Assisted Living, L.L.C.	Colorado

SZR Second Westminster Assisted Living Propco, L.L.C.	Delaware
SZR Smithtown A.L. Propco, L.L.C.	Delaware
SZR Smithtown A.L., L.L.C.	New York
SZR Springfield Assisted Living Opco, L.L.C.	Delaware
SZR Springfield Assisted Living, L.L.C.	Virginia
SZR Staten Island SL Propco, L.L.C.	Delaware
SZR Staten Island SL, L.L.C.	New York
SZR Sterling Canyon Assisted Living Limited Partnership	California
SZR Sterling Canyon Assisted Living Propco, LP (f/k/a Northridge Propco, LP)	Delaware
SZR Troy Assisted Living Opco, L.L.C. (fka Cottonwood Propco, LLC)	Delaware
SZR Troy Assisted Living, L.L.C.	Michigan
SZR US Investments, LLC	Delaware
SZR US UPREIT Three, LLC	Delaware
SZR US UPREIT, LLC	Delaware
SZR Victoria GP Inc.	Ontario, Canada
SZR Victoria, LP	Ontario, Canada
SZR Wall Assisted Living Propco, L.L.C.	Delaware
SZR Wall Assisted Living, L.L.C.	New Jersey
SZR Wayne Assisted Living Propco, L.L.C.	Delaware
SZR Wayne Assisted Living, L.L.C.	New Jersey
SZR Westfield Assisted Living Propco, L.L.C.	Delaware
SZR Westfield Assisted Living, L.L.C.	New Jersey
SZR Westlake Village LLC	Delaware
SZR Westlake Village Propco LP (f/k/a Las Villas Del Carlsbad Propco, LP)	Delaware
SZR Willowbrook Annex LLC	Delaware
SZR Willowbrook Annex Opco LLC (f/k/a Austin Propco, LLC)	Delaware
SZR Willowbrook LLC	Delaware
SZR Willowbrook Opco LLC (f/k/a Heritage Woods Propco, LLC)	Delaware
SZR Windsor Inc.	Ontario, Canada
SZR Yorba Linda LLC	Delaware
SZR Yorba Linda Propco LP (f/k/a Little Avenue Propco, LP)	Delaware
TAC Opco Holdco, LLC	Delaware
TDN Opco Holdco, LLC	Delaware
Tempe AL RE, L.P.	Delaware
The Arboretum I Limited Partnership	Wisconsin
The Arboretum I Opco, LLC	Delaware
The Arboretum II Limited Partnership	Wisconsin
The Ponds of Pembroke Limited Partnership	Illinois
The Terrace at South Meadows, LLC	Delaware
THL 191 JV, LLC	Delaware
Timberlin Parc Realty Propco, LLC (fka EC Timberlin Parc Realty, LLC	Delaware

Townsend CRB Development, LLC	Delaware
Tucson AL RE, L.P.	Delaware
Twain Investment Fund 104, LLC	Missouri
Twain Investment Fund 149, LLC	Missouri
Twain Investment Fund 33, LLC	Missouri
Twain Investment Fund 75, LLC	Missouri
uCity Academic Owner, LLC	Delaware
uCity Square One JV, LLC	Delaware
uCity Square One Owner, LLC (fka uCity Square One Building Condo, LLC)	Delaware
uCity Square One REIT, LLC	Delaware
Valley Manor Propco, LLC	Delaware
VAOC Newport Plaza, LP (fka JSL Blossom Grove, LP)	Delaware
VAOC Patrician, LP (fka JSL Caleo Bay, LP)	Delaware
VB Ballwin SH, LLC	Delaware
VB Opco Holdings, LLC	Delaware
VB Propco Holdings, LLC	Delaware
VCC Healthcare Fund, LLC (f/k/a Ventas Healthcare Capital, LLC, f/k/a Ventas Sun LLC)	Delaware
Ventas AH Granbury, LLC	Delaware
Ventas AH Midwest, LLC	Delaware
Ventas AH Mustang, LLC	Delaware
Ventas AH Norman, LLC	Delaware
Ventas AH Reminisce, LLC	Delaware
Ventas AH Rockwall, LLC	Delaware
Ventas AH Temple, LLC	Delaware
Ventas AH Weatherford, LLC	Delaware
Ventas Amberleigh Opco, LLC	Delaware
Ventas Amberleigh, LLC	Delaware
Ventas AOC Operating Holdings I, Inc. (f/k/a Ventas AOC Operating Holdings, Inc.)	Delaware
Ventas AOC Operating Holdings, LLC	Delaware
Ventas Arlington, LLC	Delaware
Ventas Bear Canyon Opco, LLC	Delaware
Ventas Bear Canyon, LLC	Delaware
Ventas Beckley, LLC	Delaware
Ventas Birch Heights Opco, LLC	Delaware
Ventas Birch Heights, LLC	Delaware
Ventas Bishop Place, LLC	Delaware
Ventas Bonaventure GP, LLC	Delaware
Ventas Bonaventure Opco, LP	Delaware
Ventas Bonaventure, LP	Delaware
Ventas Broadway MOB, LLC	Delaware
Ventas CA GP Holdings I, LLC	Delaware
Ventas Caley Ridge Holding, LLC	Delaware
Ventas Caley Ridge, LLC	Delaware
Ventas Canada Finance Limited (f/k/a 3280986 Nova Scotia Limited)	Nova Scotia

Ventas Canada Retirement I GP ULC (f/k/a Holiday Canada Retirement I GP ULC)	Nova Scotia
Ventas Canada Retirement I LP (f/k/a Holiday Canada Retirement I LP)	Ontario
Ventas Canada Retirement II GP ULC (f/k/a Holiday Canada Retirement II GP ULC)	Nova Scotia
Ventas Canada Retirement II LP (f/k/a Holiday Canada Retirement II LP)	Ontario
Ventas Canada Retirement III GP ULC (f/k/a Holiday Canada Retirement III GP ULC)	Nova Scotia
Ventas Canada Retirement III LP (f/k/a Holiday Canada Retirement III LP)	Ontario
Ventas Capital Corporation	Delaware
Ventas Carlisle, LLC	Delaware
Ventas Carroll MOB, LLC	Delaware
Ventas Cascade Valley, LLC	Delaware
Ventas Copperfield Estates Opco, LLC	Delaware
Ventas Copperfield Estates, LLC	Delaware
Ventas Crown Pointe Opco, LLC	Delaware
Ventas Crown Pointe, LLC	Delaware
Ventas CS, LLC (f/ka TH Merger Company, LLC)	Delaware
Ventas CW Finance, LLC	Delaware
Ventas Dasco MOB Holdings, LLC	Delaware
Ventas Devonshire (Lenox) Opco, LLC	Delaware
Ventas Devonshire (Lenox), LLC	Delaware
Ventas East Lansing Opco, LLC	Delaware
Ventas East Lansing, LLC	Delaware
Ventas Edgewood Opco, LLC	Delaware
Ventas Edgewood, LLC (f/k/a Ventas Paradise Valley, LLC)	Delaware
Ventas EH Holdings, LLC (f/k/a Ventas Cal Sun LLC)	Delaware
Ventas Euro Finance, LLC	Delaware
Ventas Fairwood, LLC	Delaware
Ventas Finance Holdings I, LLC	Delaware
Ventas Flagstone, LLC	Delaware
Ventas Forest Pines Opco, LLC	Delaware
Ventas Forest Pines, LLC	Delaware
Ventas Framingham, LLC	Delaware
Ventas Garden Square of Casper, LLC	Delaware
Ventas GM GP Limited	Delaware
Ventas GM Holdings Limited	Delaware
Ventas Grantor Trust #1	Delaware
Ventas Grantor Trust #2	Delaware
Ventas Hartland Hills Opco, LLC	Delaware
Ventas Hartland Hills, LLC (f/k/a Ventas Millcreek, LLC)	Delaware
Ventas Healthcare Properties, Inc.	Delaware
Ventas Healthcare Realty, LLC	Delaware
Ventas Highland Estates Opco, LLC	Delaware
Ventas Highland Estates, LLC	Delaware

Ventas Highland Trail Opco, LLC	Delaware
Ventas Highland Trail, LLC	Delaware
Ventas HOL Holdings, LLC	Delaware
Ventas JCM Holdings, Inc.	Delaware
Ventas Kittery Estates Opco, LLC	Delaware
Ventas Kittery Estates, LLC	Delaware
Ventas Lafayette, LLC	Delaware
Ventas Lakewood Estates Opco, LLC	Delaware
Ventas Lakewood Estates, LLC	Delaware
Ventas Las Palmas Opco, LLC	Delaware
Ventas Las Palmas, LLC	Delaware
Ventas LHRET, LLC	Delaware
Ventas Life Sciences, LLC	Delaware
Ventas LP Realty, L.L.C.	Delaware
Ventas LS LP (f/k/a BMR-Wexford LP)	Delaware
Ventas LS MD, LLC	Delaware
Ventas LS TRS, LLC	Delaware
Ventas Mansion at Waterford, LLC	Delaware
Ventas McLoughlin, LLC	Delaware
Ventas Meadowbrook Place, LLC	Delaware
Ventas Meadows Elk Grove, LP	Delaware
Ventas Mezz Finance Leesburg, LLC	Delaware
Ventas Mezz Lender, LLC	Delaware
Ventas MOB Holdings II, LLC	Delaware
Ventas MOB Holdings, LLC	Delaware
Ventas MS Holdings, LLC	Delaware
Ventas MS, LLC	Delaware
Ventas Naples, LLC	Delaware
Ventas Nexcore Holdings, LLC	Delaware
Ventas NSG Finance, LLC	Delaware
Ventas NV GP LLC	Delaware
Ventas Oak Terrace Opco GP, LLC	Delaware
Ventas Oak Terrace, LP	Delaware
Ventas of Blackpool Limited	Jersey
Ventas of Farnham Limited	Jersey
Ventas of Hull Limited	Jersey
Ventas of Vancouver Limited	Jersey
Ventas Ontario OC, LLC	Delaware
Ventas Palms GP, LLC	Delaware
Ventas Palms Opco, LP	Delaware
Ventas Palms, LP	Delaware
Ventas Paradise Springs Opco, LLC	Delaware
Ventas Paradise Springs, LLC	Delaware
Ventas Patriot, LLC	Delaware
Ventas Pheasant Ridge, LLC	Delaware
Ventas Plano, LLC	Delaware
Ventas Polo Park Opco, LLC	Delaware
Ventas Polo Park, LLC	Delaware

Ventas Provident, LLC	Delaware
Ventas Raleigh Opco GP, LLC	Delaware
Ventas Raleigh Opco, LP	Delaware
Ventas Raleigh, LLC	Delaware
Ventas Realty Capital Healthcare Trust Operating Partnership, L.P. (f/k/a American Realty Capital Healthcare Trust Operating Partnership, L.P.)	Delaware
Ventas Realty Capital Healthcare Trust Sub REIT, LLC (f/k/a American Realty Capital Healthcare Trust Sub REIT, LLC)	Delaware
Ventas Realty, Limited Partnership	Delaware
Ventas Redwood GP, LLC	Delaware
Ventas Redwood Opco, LP	Delaware
Ventas Redwood, LP	Delaware
Ventas REIT US Holdings, LLC	Delaware
Ventas Santa Barbara Opco GP, LLC	Delaware
Ventas Santa Barbara Opco, LP	Delaware
Ventas Santa Barbara, LLC	Delaware
Ventas SH Holdings I, LLC	Delaware
Ventas Shasta Estates GP, LLC	Delaware
Ventas Shasta Estates Opco, LP	Delaware
Ventas Shasta Estates, LP	Delaware
Ventas Sierra Ridge Opco GP, LLC	Delaware
Ventas Sierra Ridge, LP	Delaware
Ventas Skyline Place Opco GP, LLC	Delaware
Ventas Skyline Place, LP	Delaware
Ventas SL Holdings II, LLC	Delaware
Ventas SL I, LLC	Delaware
Ventas SL II, LLC	Delaware
Ventas SL III, LLC	Delaware
Ventas Springs Holdings, LLC	Delaware
Ventas Springs JV, LLC	Delaware
Ventas SSL Beacon Hill, Inc.	Ontario, Canada
Ventas SSL Holdings Finance, LLC	Delaware
Ventas SSL Holdings, Inc.	Delaware
Ventas SSL Holdings, LLC	Delaware
Ventas SSL Lynn Valley, Inc.	Ontario, Canada
Ventas SSL Ontario II, Inc.	Ontario, Canada
Ventas SSL Ontario IV, Inc.	Ontario, Canada
Ventas SSL Vancouver, Inc.	Ontario, Canada
Ventas SSL, Inc.	Delaware
Ventas Sugar Valley (f/k/a Ventas Tucson, LLC)	Delaware
Ventas Sugar Valley Manager, LLC	Delaware
Ventas Sugar Valley Opco, LLC	Delaware
Ventas Tanasbourne, LLC	Delaware
Ventas The Meadows Opco GP, LLC	Delaware
Ventas Tributary, LLC	Delaware
Ventas Trinity Finance, LP (f/k/a Ventas BKD Finance, LLC, f/k/a Ventas Mustang Finance, LLC)	Delaware

Ventas TRS, LLC	Delaware
Ventas UK Finance, Inc.	Delaware
Ventas UK Holdings I Limited	Jersey
Ventas UK I, LLC	Delaware
Ventas UK II, LLC	Delaware
Ventas UK Opco Holdings Limited	United Kingdom
Ventas UK Opco Limited	United Kingdom
Ventas UK Real Estate Limited	United Kingdom
Ventas Valencia GP, LLC	Delaware
Ventas Valencia Opco, LP	Delaware
Ventas Valencia, LP	Delaware
Ventas Ventures, LLC	Delaware
Ventas West Shore Opco, LLC	Delaware
Ventas West Shores, LLC	Delaware
Ventas Weston, LLC	Delaware
Ventas Whispering Chase Opco, LLC	Delaware
Ventas Whispering Chase, LLC (f/k/a Ventas Peoria, LLC)	Delaware
Ventas White Bear Opco, LLC	Delaware
Ventas White Bear, LLC	Delaware
Ventas White Oaks Opco, LLC	Delaware
Ventas White Oaks, LLC	Delaware
Ventas Whitehall Estates, LLC	Delaware
Ventas Whitley Place Opco, LLC	Delaware
Ventas Whitley Place, LLC	Delaware
Ventas Willow Gardens Opco, LLC	Delaware
Ventas Willow Gardens, LLC	Delaware
Ventas Willow Grove GP, LLC	Delaware
Ventas Willow Grove Opco, LP	Delaware
Ventas Willow Grove, LP	Delaware
Ventas Woods at Canco Opco, LLC	Delaware
Ventas Woods at Canco, LLC	Delaware
Ventas, Inc.	Delaware
Venture Principal, LLC	Delaware
Venture Sub NC Holdco II, Inc.	Delaware
Venture Sub NC Holdco, Inc.	Delaware
Venture Sub, LLC	Delaware
Verdugo Management, LLC	California
Verdugo MOB, LP	California
Vernon Hills ACC, LLC	Delaware
Victoria Court Realty, LLC	Maine
Victorian Retirement Group II Ltd.	British Columbia
Victorian Retirement Group III Ltd.	British Columbia
Victorian Retirement Group Ltd.	British Columbia
VLSHRE Chantilly Holdco, LLC (f/k/a VTR Adelaide, LLC)	Delaware
VLSHRE Fund GP, LLC	Delaware
VLSHRE Fund Holdings, LLC	Delaware

VLSHRE Parallel Fund REIT, LLC	Delaware
VLSHRE Parallel Fund, L.P.	Delaware
VMSJ TRS, LLC	Delaware
VOP 52nd Ave Kenosha, LLC	Delaware
VOP Acacia Springs, LLC	Delaware
VOP Alder Bay GP, LLC	Delaware
VOP Alder Bay, LP	Delaware
VOP Alexis Wimberley, LLC	Delaware
VOP Amber Creek MC, LLC	Delaware
VOP Anaheim GP, LLC	Delaware
VOP Anaheim, LP	Delaware
VOP Anthem Lakes	Delaware
VOP Arabella Kilgore, LLC	Delaware
VOP Arabella Red Oak, LLC	Delaware
VOP Arbor Rose, LLC	Delaware
VOP Arbor, LLC	Delaware
VOP Arbors Gulf Breeze, LLC	Delaware
VOP Ariel, LLC	Delaware
VOP Arrowhead Lodge, LLC	Delaware
VOP Auburn, LLC	Delaware
VOP Avenues Fort Bend, LLC	Delaware
VOP AVM Holdco, LLC	Delaware
VOP AVT Covington, LLC	Delaware
VOP AVT Flower Mound, LLC	Delaware
VOP AVT Lafayette, LLC	Delaware
VOP AVT Towne Lake, LLC	Delaware
VOP AVT Vision Park, LLC	Delaware
VOP Barberton Pointe, LLC	Delaware
VOP Bartlesville, LLC	Delaware
VOP BDWY CVW, LLC	Delaware
VOP Beaver Dam, LLC	Delaware
VOP Beloit, LLC	Delaware
VOP Berry Park, LLC	Delaware
VOP Bethany, LLC	Delaware
VOP Bishop Place, LLC	Delaware
VOP Bonita, LLC	Delaware
VOP Brooks, LLC	Delaware
VOP BRTL Bethpage, LLC	Delaware
VOP BRTL Holtsville, LLC	Delaware
VOP BRTL Jericho & ENCR, LLC	Delaware
VOP BRTL Mount Sinai, LLC	Delaware
VOP BRTL West Babylon, LLC	Delaware
VOP BSL Framingham, LLC	Delaware
VOP BSL Marlboro, LLC	Delaware
VOP Caley Ridge, LLC	Delaware
VOP Cambridge, LLC	Delaware
VOP Camellia Deerwood, LLC	Delaware
VOP Canterbury Gardens, LLC	Delaware

VOP Canterbury Inn, LLC	Delaware
VOP Canyon Creek, LLC	Delaware
VOP Cascade Inn, LLC	Delaware
VOP Cascade Valley, LLC	Delaware
VOP Cedarbrook Estates, LLC	Delaware
VOP Cedarbrook Place, LLC	Delaware
VOP Cedarbrook, LLC	Delaware
VOP Chateau Gardens, LLC	Delaware
VOP Chico CA GP, LLC	Delaware
VOP Chico, LP	Delaware
VOP CHTR Augusta, LLC	Delaware
VOP Clear Fork Willow Park, LLC	Delaware
VOP Clinton, LLC	Delaware
VOP Collier Park Beaumont, LLC	Delaware
VOP Copper Creek Inn MC, LLC	Delaware
VOP Country Club La Cholla, LLC	Delaware
VOP Cudahy, LLC	Delaware
VOP Cumming, LLC	Delaware
VOP Deerfield, LLC	Delaware
VOP Delaware Plaza, LLC	Delaware
VOP Derian Lodge, LLC	Delaware
VOP Derian Place, LLC	Delaware
VOP Des Plaines, LLC	Delaware
VOP Dirigo Pines, LLC	Delaware
VOP DL Holdco, LLC	Delaware
VOP Double Creek, LLC	Delaware
VOP Dover, LLC	Delaware
VOP DSC Brookfield, LLC	Delaware
VOP DSC North Shore, LLC	Delaware
VOP DSC Orland Park, LLC	Delaware
VOP Duluth Heights Lodge, LLC	Delaware
VOP Eau Claire II, LLC	Delaware
VOP Eden Prairie, LLC	Delaware
VOP Edina, LLC	Delaware
VOP Elk Creek, LLC	Delaware
VOP Encino Commons, LLC	Delaware
VOP Ennis, LLC	Delaware
VOP Falls Run, LLC	Delaware
VOP Farmington, LLC	Delaware
VOP Fitchburg, LLC	Delaware
VOP Flagstone, LLC	Delaware
VOP Flower Mound, LLC	Delaware
VOP Forsyth House, LLC	Delaware
VOP FP Holdco, LLC	Delaware
VOP Fremont, LLC	Delaware
VOP Ft. Myers, LLC	Delaware
VOP Garden Square of Casper, LLC	Delaware
VOP Gentry Park, LLC	Delaware

VOP Gorham, LLC	Delaware
VOP Grand Junction, LLC	Delaware
VOP Grand, LLC	Delaware
VOP Grandivew, LLC	Delaware
VOP Greeley, LLC	Delaware
VOP Green Valley, LLC	Delaware
VOP Gresham Pointe, LLC	Delaware
VOP Grove Pointe, LLC	Delaware
VOP Hampton & Ashley Inn, LLC	Delaware
VOP Hampton at Salmon Creek, LLC	Delaware
VOP Hamptons, LLC	Delaware
VOP Harvest Aledo, LLC	Delaware
VOP Harvest Roanoke, LLC	Delaware
VOP Haslett Pointe, LLC	Delaware
VOP Hay Creek Lodge, LLC	Delaware
VOP HB Chatham Opco, LLC	Delaware
VOP HB Effingham Opco, LLC	Delaware
VOP HB Herrin Opco, LLC	Delaware
VOP HB Marshall Opco, LLC	Delaware
VOP HB Newton Opco, LLC	Delaware
VOP HB Shelbyville Opco, LLC	Delaware
VOP HC of Branford, LLC	Delaware
VOP HC of Madison, LLC	Delaware
VOP HC Plano, LLC	Delaware
VOP HC Riverwalk, LLC	Delaware
VOP HC Southlake, LLC	Delaware
VOP HC Wilmington, LLC	Delaware
VOP Hillsboro, LLC	Delaware
VOP Hoffman Estates, LLC	Delaware
VOP Hollingsworth, LLC (f/k/a VOP The Oaks, LLC)	Delaware
VOP Hunter’s Creek, LLC	Delaware
VOP Inspirations Pahrump, LLC	Delaware
VOP Jefferson, LLC	Delaware
VOP Jensen Beach, LLC	Delaware
VOP Kenosha, LLC	Delaware
VOP Lake Havasu City, LLC	Delaware
VOP Lake Shore Drive, LLC	Delaware
VOP Lancaster CA GP, LLC	Delaware
VOP Lancaster, LP	Delaware
VOP Landing PCB, LLC	Delaware
VOP Legacy Oaks Azle, LLC	Delaware
VOP Legacy Oaks Midlothian, LLC	Delaware
VOP Lisle SNF, LLC	Delaware
VOP Lisle, LLC	Delaware
VOP Madison House, LLC	Delaware
VOP Magnolia House, LLC	Delaware
VOP Mangrove Bay, LLC	Delaware
VOP Manitowoc, LLC	Delaware

VOP Mankato Lodge, LLC	Delaware
VOP Mansion at Waterford, LLC	Delaware
VOP Marysville CA GP, LLC	Delaware
VOP Marysville, LP	Delaware
VOP Mattison Crossing, LLC	Delaware
VOP McLoughlin Place, LLC	Delaware
VOP Meadowbrook Place, LLC	Delaware
VOP Meadowlands Opco, LLC	Delaware
VOP Mesa, LLC	Delaware
VOP MGS Bridgewater, LLC	Delaware
VOP MGS East Louisville, LLC	Delaware
VOP MGS Florence, LLC	Delaware
VOP MGS Lexington, LLC	Delaware
VOP MGS Louisville, LLC	Delaware
VOP MGS Loveland, LLC	Delaware
VOP MGS Southpointe, LLC	Delaware
VOP Midtowne Midlothian, LLC	Delaware
VOP Minot, LLC	Delaware
VOP Mira Loma, LLC	Delaware
VOP Monroe, LLC	Delaware
VOP Mountain Ridge, LLC	Delaware
VOP MRN Westgate, LLC	Delaware
VOP Necanicum, LLC	Delaware
VOP Newberg, LLC	Delaware
VOP North Oaks, LLC	Delaware
VOP Northbrook, LLC	Delaware
VOP Northgate Park, LLC	Delaware
VOP Northville Pointe, LLC	Delaware
VOP Oak Ridge, LLC	Delaware
VOP Oak Terrace, LP	Delaware
VOP Ocala, LLC	Delaware
VOP Oconomowoc, LLC	Delaware
VOP Orchard Grove, LLC (f/k/a VOP River Oaks, LLC)	Delaware
VOP Oroville CA GP, LLC	Delaware
VOP Oroville, LP	Delaware
VOP Oshkosh, LLC	Delaware
VOP Park at Onion Creek, LLC	Delaware
VOP Peninsula Opco, LLC	Delaware
VOP Peoria, LLC	Delaware
VOP Pheasant Ridge, LLC	Delaware
VOP Phoenix, LLC	Delaware
VOP Pinehurst, LLC	Delaware
VOP Pittsford, LLC	Delaware
VOP Plymouth, LLC	Delaware
VOP Ponderosa Lodge, LLC	Delaware
VOP Poughkeepsie, LLC	Delaware
VOP PRLC Richmond, LLC	Delaware

VOP Pueblo, LLC	Delaware
VOP Quincy, LLC	Delaware
VOP Ranch Estates Scottsdale, LLC	Delaware
VOP Reagan Park, LLC	Delaware
VOP Redwood City GP, LLC	Delaware
VOP Redwood City, LP	Delaware
VOP Richmond PL, LLC (f/k/a VOP Seagrass Fleming, LLC)	Delaware
VOP Ridglea, LLC	Delaware
VOP Rochester NY, LLC	Delaware
VOP Rock Creek MC, LLC	Delaware
VOP Sabal House, LLC	Delaware
VOP Salem VA, LLC	Delaware
VOP San Jose GP, LLC	Delaware
VOP San Jose, LP	Delaware
VOP San Marcos GP, LLC	Delaware
VOP San Marcos, LP	Delaware
VOP Sandy, LLC	Delaware
VOP Santa Fe, LLC	Delaware
VOP Sedgwick Plaza, LLC	Delaware
VOP SG Fleming, LLC	Delaware
VOP Sheboygan, LLC	Delaware
VOP Sherwood, LLC	Delaware
VOP Sierra Ridge, LP	Delaware
VOP Sierra Vista, LLC	Delaware
VOP Skyline Place, LP	Delaware
VOP SLS Holdco, LLC	Delaware
VOP Solana at the Park, LLC	Delaware
VOP Solana, LLC	Delaware
VOP Somerset, LLC	Delaware
VOP Sonata Boca Raton, LLC	Delaware
VOP Sonata Vero Beach, LLC	Delaware
VOP South Grove Lodge, LLC	Delaware
VOP Spokane, LLC	Delaware
VOP Spring Creek Inn, LLC	Delaware
VOP Springs Ranch MC, LLC	Delaware
VOP St. Helens, LLC	Delaware
VOP St. James Opco, LLC	Delaware
VOP Stanley House, LLC	Delaware
VOP Sterling Commons, LLC	Delaware
VOP Sterling Inn, LLC	Delaware
VOP StoneCreek Copperfield, LLC	Delaware
VOP StoneCreek Flying Horse, LLC	Delaware
VOP StoneCreek Littleton, LLC	Delaware
VOP StoneCreek North Richland Hills, LLC	Delaware
VOP Stoughton, LLC	Delaware
VOP Strafford, LLC	Delaware
VOP Sudley, LLC	Delaware

VOP Suzanne Elise, LLC	Delaware
VOP Tavares, LLC	Delaware
VOP TB at Waco, LLC	Delaware
VOP Tech Ridge, LLC	Delaware
VOP The Highlands, LLC	Delaware
VOP The Meadows, LP	Delaware
VOP The Palms Sun City, LLC	Delaware
VOP The Vistas GP, LLC	Delaware
VOP The Vistas, LP	Delaware
VOP Thunderbird, LLC	Delaware
VOP Town Village Sterling Heights, LLC	Delaware
VOP Tracy GP, LLC	Delaware
VOP Tracy, LP	Delaware
VOP Twin Falls, LLC	Delaware
VOP Twin Rivers, LLC	Delaware
VOP Victory Station, LLC	Delaware
VOP Viera, LLC (f/k/a VOP The Groves, LLC)	Delaware
VOP Villa de San Antonio, LLC	Delaware
VOP Visalia CA GP, LLC	Delaware
VOP Visalia, LP	Delaware
VOP Vista Grande, LLC	Delaware
VOP Wausau, LLC	Delaware
VOP West Windsor, LLC	Delaware
VOP Western Hills, LLC	Delaware
VOP Whitby Pointe, LLC	Delaware
VOP Willows Easley, LLC	Delaware
VOP Winter Haven Memory, LLC	Delaware
VOP Winter Haven, LLC	Delaware
VOP WPB, LLC	Delaware
VOP York Harbor, LLC	Delaware
VOP Zephyrhills, LLC	Delaware
VP Garden City Opco, LLC	Delaware
VP Garden City Propco, LLC	Delaware
VP Holdingco, LLC	Delaware
VP Rock Hill Opco, LLC	Delaware
VP Rock Hill Propco, LLC	Delaware
VSCRE Holdings, LLC	Delaware
VSL GP II, LLC (fka VTR JSL GP II, LLC)	Delaware
VSL GP, LLC (fka VTR JSL GP, LLC)	Delaware
VSL Holdings II, LLC (fka Ventas JSL Holdings, LLC)	Delaware
VSL Holdings, LLC (fka Ventas JSL Property Holdings, LLC)	Delaware
VSL Newport Plaza, LP (fka VTR Blossom Grove, LP)	Delaware
VSL Patrician GP, LLC	Delaware
VSL Patrician, LP (fka VTR Caleo Bay, LP)	Delaware
VTCC Carroll MOB, LLC	Delaware
VTR 3440 Market, LLC	Delaware
VTR Acacia Springs, LLC	Delaware

VTR Alexis Wimberley, LLC	Delaware
VTR Alpharetta, LLC	Delaware
VTR Amber Creek MC, LLC	Delaware
VTR AMS Bondco, LLC	Delaware
VTR AMS, Inc. (f/k/a Ardent Medical Services, Inc.)	Delaware
VTR Anderson, LLC	Delaware
VTR Anthem Lakes, LLC	Delaware
VTR Arabella Kilgore, LLC	Delaware
VTR Arabella Red Oak, LLC	Delaware
VTR Arboretum, LLC	Delaware
VTR Arbors Gulf Breeze, LLC	Delaware
VTR Ardsley, LLC	Delaware
VTR Ariel, LLC	Delaware
VTR Ascension SV, LLC	Delaware
VTR Ashley Inn, LLC	Delaware
VTR Assisted Living, Inc.	Delaware
VTR Assisted Living, Virginia Beach, LLC	Delaware
VTR Athens Cancer, LLC	Delaware
VTR Atrium Belleville Owner, LLC	Delaware
VTR Avenues Fort Bend, LLC	Delaware
VTR Avista MOB, LLC	Delaware
VTR AVT Covington, LLC	Delaware
VTR AVT Flower Mound, LLC	Delaware
VTR AVT Holdings, LLC	Delaware
VTR AVT Lafayette, LLC	Delaware
VTR AVT Towne Lake, LLC	Delaware
VTR AVT Vision Park, LLC	Delaware
VTR Bailey Holdco, LLC	Delaware
VTR Bailey MC, LLC	Delaware
VTR Ballwin, LLC	Delaware
VTR Baptist SA, LLC	Delaware
VTR Barberton Pointe, LLC	Delaware
VTR Barrington POB Holdings, LLC	Delaware
VTR Bartlesville, LLC	Delaware
VTR Bartlett, LLC	Delaware
VTR Bay Spring, LLC	Delaware
VTR Bayshore, LLC	Delaware
VTR BDWY CVW, LLC	Delaware
VTR Beaver Dam, LLC	Delaware
VTR Bethlehem, LLC	Delaware
VTR Bonita, LLC	Delaware
VTR Brentwood, LLC	Delaware
VTR Briarcliff Manor, LLC	Delaware
VTR Bristol, LLC	Delaware
VTR Brooks, LLC	Delaware
VTR BRTL Bethpage, LLC	Delaware
VTR BRTL Holtsville, LLC	Delaware
VTR BRTL Jericho & ENCR, LLC	Delaware

VTR BRTL Mount Sinai, LLC	Delaware
VTR BRTL West Babylon, LLC	Delaware
VTR BSL Framingham, LLC	Delaware
VTR BSL Marlboro, LLC	Delaware
VTR Building 60 Holdco, LLC	Delaware
VTR Building 90 Holdco, LLC	Delaware
VTR Burlingame, LP	California
VTR CA GP II, LLC	Delaware
VTR CAGP, LLC	Delaware
VTR Cambridge, LLC	Delaware
VTR Camellia Deerwood, LLC	Delaware
VTR Campana Del Rio, LLC	Delaware
VTR Canterbury Park, LLC	Delaware
VTR Canyon Creek, LLC	Delaware
VTR Canyon Springs, LLC	Delaware
VTR Carmichael Oaks Land, LLC	Delaware
VTR Carmichael Oaks, LP	Delaware
VTR Cedarbook Estates, LLC	Delaware
VTR Cedarbrook Place, LLC	Delaware
VTR Cedarbrook, LLC	Delaware
VTR Center City, LLC	Delaware
VTR Chandler Villas GP, LLC	Delaware
VTR Chandler Villas, LP	California
VTR Chicago 93rd Street POB, LLC	Delaware
VTR Chico Assisted Living, LP	Delaware
VTR Clear Fork Willow Park, LLC	Delaware
VTR CO GP, LLC	Delaware
VTR Collier Park Beaumont, LLC	Delaware
VTR Continental Medical Bldg., LLC	Delaware
VTR Copper Canyon, LLC	Delaware
VTR Copper Creek Inn MC, LLC	Delaware
VTR Country Club La Cholla, LLC	Delaware
VTR Countrywood Parking, LLC	Delaware
VTR Countrywood, LP	Delaware
VTR Covell GP I, LLC (f/k/a VTR Covell, LLC)	California
VTR Covell, LLC	Delaware
VTR Covell, LP	Delaware
VTR Crown Point (Parker) MOB, LLC	Delaware
VTR Cudahy, LLC	Delaware
VTR Cumming, LLC	Delaware
VTR Cutter Mill, LLC	Delaware
VTR CW GP, LLC	Delaware
VTR Darien, LLC	Delaware
VTR Deer Valley MOB II, LLC	Delaware
VTR Deer Valley MOB III, LLC	Delaware
VTR Deer Valley Parking, LLC	Delaware
VTR Deerfield, LLC	Delaware
VTR Derian Lodge, LLC	Delaware

VTR Desert Samaritan, LLC	Delaware
VTR Dirigo Pines Land, LLC	Delaware
VTR Dirigo Pines, LLC	Delaware
VTR Double Creek, LLC	Delaware
VTR Dover, LLC	Delaware
VTR Downers Grove POB Holdings, LLC	Delaware
VTR DSC Brookfield, LLC	Delaware
VTR DSC North Shore, LLC	Delaware
VTR DSC Orland Park, LLC	Delaware
VTR Durham GP, LLC	Delaware
VTR Durham, LP	Delaware
VTR East Lake PB, LLC	Delaware
VTR Eberle MOB, LLC	Delaware
VTR Eden Prairie, LLC	Delaware
VTR Elk Creek, LLC	Delaware
VTR El Rio Modesto, LLC	Delaware
VTR Encino Commons, LLC	Delaware
VTR Ennis, LLC	Delaware
VTR Evergreen Woods, LLC	Delaware
VTR Falls Run, LLC	Delaware
VTR Falmouth, LLC	Delaware
VTR First Ave, LLC	Delaware
VTR Fitchburg, LLC	Delaware
VTR FM Texas Holdings GP, LLC	Delaware
VTR Forest Hills, LLC	Delaware
VTR Forest Lake, LLC	Delaware
VTR Fremont, LLC	Delaware
VTR Ft. Myers, LLC	Delaware
VTR Gentry Park, LLC	Delaware
VTR Gilbert 2, LLC	Delaware
VTR Glen Cove, LLC	Delaware
VTR Golden Creek, Inc.	Delaware
VTR Grand Junction Propco, LLC	Delaware
VTR Grand Oaks GP, LLC	Delaware
VTR Grand Oaks, LP	Delaware
VTR Grand, LLC	Delaware
VTR Grandview, LLC	Delaware
VTR Great Neck, LLC	Delaware
VTR Greeley Propco, LLC	Delaware
VTR Green Valley Assisted Living, LLC	Delaware
VTR Gresham Pointe, LLC	Delaware
VTR Grove Pointe, LLC	Delaware
VTR Hamptons, LLC	Delaware
VTR Harper Court Phase II Member, LLC	Delaware
VTR Harvest Aledo, LLC	Delaware
VTR Harvest Roanoke, LLC	Delaware
VTR Haslett Pointe, LLC	Delaware
VTR Hazel Crest, LLC	Delaware

VTR HC Plano, LLC	Delaware
VTR HC Riverwalk, LLC	Delaware
VTR HC Southlake, LLC	Delaware
VTR HC Wilmington, LLC	Delaware
VTR Heart Hospital Bondco, LLC	Delaware
VTR Heart Hospital, LLC	Delaware
VTR Hearthstone East, LLC	Delaware
VTR Hearthstone West, LLC	Delaware
VTR Henderson Assisted Living, LLC	Delaware
VTR Hertlin House, LLC	Delaware
VTR Highland Crossing, LLC	Kentucky
VTR Hillcrest Claremore, LLC	Delaware
VTR Hillcrest HS Tulsa, LLC	Delaware
VTR Hillcrest Inn GP, LLC	Delaware
VTR Hillcrest Inn, LP	Delaware
VTR Hillcrest MC Tulsa, LLC	Delaware
VTR Hillsdale, LLC	Delaware
VTR Hillsdale, LP	Delaware
VTR Hoffman Estates, LLC	Delaware
VTR Hollingsworth, LLC (f/k/a VTR The Oaks, LLC)	Delaware
VTR Hudson, LLC	Delaware
VTR Hunter’s Creek, LLC	Delaware
VTR Huntington, LLC	Delaware
VTR II Acquisition LLC	Delaware
VTR III Acquisition LLC	Delaware
VTR Inspirations Pahrump, LLC	Delaware
VTR Jacksonville Medical Plaza, LLC	Delaware
VTR Jefferson Clinic MOB, LLC	Delaware
VTR Jefferson, LLC	Delaware
VTR Jensen Beach, LLC	Delaware
VTR Johnson City, LLC	Delaware
VTR Johnson Ferry, LLC	Delaware
VTR Jupiter, LLC	Delaware
VTR Kennebunk, LLC	Delaware
VTR Kenosha, LLC	Delaware
VTR Kew Gardens, LLC	New York
VTR KH LA GP, LLC	Delaware
VTR KH LA, LP	Delaware
VTR KH LVF, LLC	Delaware
VTR KH RC GP, LLC	Delaware
VTR KH RC, LP	Delaware
VTR KH SGV GP, LLC	Delaware
VTR KH SGV, LP	Delaware
VTR KH TPB, LLC	Delaware
VTR KH WNT Holdings, LLC	Delaware
VTR Kinghaven, LLC	Delaware
VTR Lake Havasu Assisted Living, LLC	Delaware
VTR Lake Palestine, LLC	Delaware

VTR Lakeland Medical, LLC	Delaware
VTR Lancaster Assisted Living, LP	Delaware
VTR Landing PCB, LLC	Delaware
VTR Landon Lake Highlands Owner, LLC	Delaware
VTR Las Posas, LP	California
VTR Legacy Drive, LLC (f/k/a VTR DOB III MOB, LLC)	Delaware
VTR Legacy Oaks Azle, LLC	Delaware
VTR Legacy Oaks Midlothian, LLC	Delaware
VTR Lisle SNF, LLC	Delaware
VTR Lonestar, LLC	Delaware
VTR Longmeadow Place, LLC	Delaware
VTR Lovelace MC & Rehab, LLC	Delaware
VTR Lovelace Roswell Bondco, LLC	Delaware
VTR Lovelace Roswell, LLC	Delaware
VTR Lovelace Westside, LLC	Delaware
VTR Lovelace WH Bondco, LLC	Delaware
VTR Lovelace WH, LLC	Delaware
VTR LS 115 N. 38th Street, LLC (f/k/a Wexford 115 N. 38th Street, LLC)	Delaware
VTR LS 225 N. 38th Street UT, LLC (f/k/a Wexford 225 N. 38th Street UT, LLC)	Delaware
VTR LS 225 N. 38th Street, LLC (f/k/a Wexford 225 N. 38th Street, LLC)	Delaware
VTR LS 3701 Filbert Street UT, LLC (f/k/a Wexford 3701 Filbert Street UT, LLC)	Delaware
VTR LS 3701 Filbert Street, LLC (f/k/a Wexford 3701 Filbert Street, LLC)	Delaware
VTR LS 4220 Duncan, LLC	Delaware
VTR LS 4300 Duncan, LLC	Delaware
VTR LS 4320 Forest Park, LLC (f/k/a Wexford 4320 Forest Park, LLC)	Delaware
VTR LS 5051 Centre P1 Holdings, LLC	Delaware
VTR LS 75 N. 38th Street, LLC	Delaware
VTR LS Bailey Developer, LLC (f/k/a Wexford Bailey Developer, LLC)	Delaware
VTR LS Baltimore Garage, LLC (f/k/a Wexford Baltimore Garage, LLC)	Maryland
VTR LS Baltimore-Poppleton, LLC (f/k/a Wexford Baltimore-Poppleton, LLC)	Maryland
VTR LS BioPark Land Acquisition I, LLC (f/k/a Wexford BioPark Land Acquisition I, LLC)	Maryland
VTR LS BSP Funding, LLC (f/k/a Wexford BSP Funding, LLC)	Maryland
VTR LS BSP Partners, LLC (f/k/a Wexford BSP Partners, LLC)	Maryland
VTR LS Building 60 Developer, LLC (f/k/a Wexford Building 60 Developer, LLC)	Delaware
VTR LS Building 90 Developer, LLC (f/k/a Wexford Building 90 Developer, LLC)	Delaware
VTR LS Building 91 Developer, LLC (f/k/a Wexford Building 91 Developer, LLC)	Delaware

VTR LS Building 91 Manager, LLC (f/k/a Wexford Building 91 Manager, LLC)	Delaware
VTR LS Chesterfield Developer, LLC (f/k/a Wexford Chesterfield Developer, LLC)	Delaware
VTR LS Chesterfield Parking, LLC (f/k/a Wexford Chesterfield Parking, LLC)	Delaware
VTR LS CTI GP, LLC	Delaware
VTR LS CTI, LP	Delaware
VTR LS Danforth, LLC (f/k/a Wexford Danforth, LLC)	Delaware
VTR LS Development, LLC (f/k/a Wexford Development, LLC)	Maryland
VTR LS Finance, LLC (f/k/a Wexford Finance, LLC)	Maryland
VTR LS Heritage Development, LLC (f/k/a Wexford Heritage Development, LLC)	Delaware
VTR LS Heritage Manager, LLC (f/k/a Wexford Heritage Manager, LLC)	Delaware
VTR LS Hershey Holdings One, LLC (f/k/a Wexford Hershey Holdings One, LLC)	Delaware
VTR LS Hershey Holdings Two, LLC (f/k/a Wexford Hershey Holdings Two, LLC)	Delaware
VTR LS Hershey, LLC (f/k/a Wexford Hershey, LLC)	Delaware
VTR LS KSC GP, LLC	Delaware
VTR LS KSC, LP	Delaware
VTR LS Management, LLC (f/k/a Wexford Management, LLC)	Delaware
VTR LS Maryland BioPark 3, LLC (f/k/a Wexford Maryland BioPark 3, LLC)	Delaware
VTR LS Maryland BioPark One, LLC (f/k/a Wexford Maryland BioPark One, LLC)	Delaware
VTR LS Miami Property Acquisitions, LLC (f/k/a Wexford Miami Property Acquisitions, LLC)	Delaware
VTR LS Realty Holdings II, Inc. (f/k/a BioMed Realty Holdings II, Inc.)	Maryland
VTR LS Science Center 2, LLC (f/k/a Wexford Science Center 2, LLC)	Maryland
VTR LS Tech Park, LLC	Delaware
VTR LS University City HS, LLC (f/k/a Wexford University City HS, LLC)	Delaware
VTR LS-George Member LLC (f/k/a BMR-George Member LLC)	Delaware
VTR LS-UCSC II GP, LLC (f/k/a Wexford-UCSC II GP, LLC)	Delaware
VTR Lynbrook, LLC	Delaware
VTR Madison House, LLC	Delaware
VTR Management Services Jefferson, LLC (f/k/a Lillibridge Facilities Development, Inc.)	Delaware
VTR Manresa Business Trust	Maryland
VTR Manresa, LLC	Delaware
VTR Marland Place II, LLC	Delaware
VTR Marland Place III, LLC	Delaware
VTR Marland Place, LLC	Delaware
VTR Marysville Assisted Living, LP	Delaware
VTR Mattison Crossing, LLC	Delaware

VTR Medical Plaza I Athens, LLC	Delaware
VTR Medical Plaza II Athens, LLC	Delaware
VTR Medina Pointe, LLC	Delaware
VTR Merrywood, LLC	Delaware
VTR Mezz Guarantee LLC	Delaware
VTR Mezz II, LLC	Delaware
VTR Mezz III, LLC	Delaware
VTR Mezz LLC	Delaware
VTR MGS Bridgewater, LLC	Delaware
VTR MGS East Louisville, LLC	Delaware
VTR MGS Florence, LLC	Delaware
VTR MGS Lexington, LLC	Delaware
VTR MGS Louisville, LLC	Delaware
VTR MGS Loveland, LLC	Delaware
VTR MGS Southpointe, LLC	Delaware
VTR Midtowne Midlothian, LLC	Delaware
VTR Montego Heights, LP	California
VTR MRN Westgate, LLC	Delaware
VTR Mulvane Medical Plaza, LLC	Delaware
VTR Murfreesboro, LLC	Delaware
VTR Nevada Assisted Living, LLC	Delaware
VTR Newburgh, LLC	Delaware
VTR North Oaks, LLC	Delaware
VTR Northbrook, LLC	Delaware
VTR Northeast Holdings, LLC	Delaware
VTR Northgate Park, LLC	Delaware
VTR Northport Development, LLC	New York
VTR Northville Pointe, LLC	Delaware
VTR Oak Knoll Land, LLC	Delaware
VTR Oak Knoll, LP	Delaware
VTR Oak Lawn POB, LLC	Delaware
VTR Oak Ridge, LLC	Delaware
VTR Ocala, LLC	Delaware
VTR OCE Indy, LLC	Delaware
VTR Olympic Plaza, LLC	Delaware
VTR Orchard Grove, LLC (f/k/a VTR River Oaks, LLC)	Delaware
VTR Oroville Assisted Living, LP	Delaware
VTR Palm Desert, LLC	Delaware
VTR Palm Desert, LP	Delaware
VTR Papago Medical Park, LLC	Delaware
VTR Park at Copper Creek, LLC	Delaware
VTR Park at Modesto, LLC	Delaware
VTR Park at Onion Creek, LLC	Delaware
VTR Park at Surprise, LLC	Delaware
VTR Parkrose Estates Owner, LLC	Delaware
VTR PCM, LLC	Delaware
VTR Pearl Holdco, LLC	Delaware

VTR Peoria, LLC	Delaware
VTR Phoenix, LLC	Delaware
VTR Pinehurst, LLC	Delaware
VTR Pittsford, LLC	Delaware
VTR Plainview, LLC	Delaware
VTR Plano, LLC	Delaware
VTR Plymouth, LLC	Delaware
VTR Poughkeepsie, LLC	Delaware
VTR PRLC Richmond, LLC	Delaware
VTR Property Holdings Carrollton GP, LLC	Delaware
VTR Property Holdings Carrollton, LP	Texas
VTR Property Holdings Copeland, LLC	Delaware
VTR Property Holdings Grapevine, LP	Texas
VTR Property Holdings Richardson, LLC	Delaware
VTR Property Holdings Westchase GP, LLC	Delaware
VTR Property Holdings Westchase, LP	Texas
VTR Property Sectors, LLC (fka Ventas Senior Housing, LLC)	Delaware
VTR Pueblo, LLC	Delaware
VTR Quail Ridge, LP	Delaware
VTR R&I Procurement Holdings Member, LLC	Delaware
VTR R&I Procurement Holdings, LLC	Delaware
VTR Raleigh GP, LLC	Delaware
VTR Raleigh, LLC	Delaware
VTR Raleigh, LP	Delaware
VTR Ranch Estates Scottsdale, LLC	Delaware
VTR Rancho Mirage Propco, LP	Delaware
VTR Reagan Park, LLC	Delaware
VTR Retirement and Assisted Living Briarcliff, LLC	Delaware
VTR Richland Hills, LLC	Delaware
VTR Richmond PL, LLC (f/k/a VTR Seagrass Fleming, LLC)	Delaware
VTR Ridge Oregon City Propco, LLC	Delaware
VTR Ridglea, LLC	Delaware
VTR Riverdale LLC	New York
VTR Rochester NY, LLC	Delaware
VTR Rock Creek, LLC	Delaware
VTR Roslyn, LLC	Delaware
VTR Rye Brook, LLC	Delaware
VTR Salem VA, LLC	Delaware
VTR Salisbury Business Trust	Maryland
VTR Salisbury, LLC	Delaware
VTR Salmon Creek, LLC	Delaware
VTR San Felipe Propco, LP	Delaware
VTR San Francisco MOB, LLC	Delaware
VTR Santa Fe, LLC	Delaware
VTR Science & Technology, LLC (f/k/a Wexford Science & Technology, LLC)	Maryland

VTR Scottsdale, LLC	Delaware
VTR Seaside, LLC	Delaware
VTR Sedgwick Plaza, LLC	Delaware
VTR Senior Living LLC	Delaware
VTR SG Fleming, LLC	Delaware
VTR SGRS PCB, LLC	Delaware
VTR SH Mangrove Bay, LLC	Delaware
VTR Shallowford, LLC	Delaware
VTR SHI Conveyance, LLC	Delaware
VTR SHI TRS, LLC	Delaware
VTR SHI Venture, LLC	Delaware
VTR Shorehaven Owner, LLC	Delaware
VTR Sierra Vista Assisted Living, LLC	Delaware
VTR Solana at the Park, LLC	Delaware
VTR Solana, LLC	Delaware
VTR Somerset, LLC	Delaware
VTR Sonata Boca Raton, LLC	Delaware
VTR Sonata Vero Beach, LLC	Delaware
VTR South Ogden, LLC	Delaware
VTR SouthCreek, LLC	Delaware
VTR Spring Creek Inn, LLC	Delaware
VTR Springs Ranch IL, LLC	Delaware
VTR Springs Ranch MC, LLC	Delaware
VTR SQ Holdings Corp.	Delaware
VTR SQ Interim Corp.	Delaware
VTR SQ, LLC	Delaware
VTR SRM Holdco, LLC	Delaware
VTR Stamford, LLC	Delaware
VTR StoneCreek Copperfield, LLC	Delaware
VTR StoneCreek Flying Horse, LLC	Delaware
VTR StoneCreek Littleton, LLC	Delaware
VTR StoneCreek North Richland Hills, LLC	Delaware
VTR Stratford, LLC	Connecticut
VTR Sudley, LLC	Delaware
VTR Summit Hills, LLC	Delaware
VTR Sunlake, LLC	Delaware
VTR Sunnyvale, LP	California
VTR Sutter Roseville, LLC	Delaware
VTR Sutton Terrace, LLC	Delaware
VTR Swap II LLC	Delaware
VTR Swap LLC	Delaware
VTR Tanglewood, LLC	Delaware
VTR Tarzana GP, LLC	Delaware
VTR Tarzana, LLC	Delaware
VTR Tarzana, LP	Delaware
VTR Tavares, LLC	Delaware
VTR TB at Waco, LLC	Delaware
VTR Tech Ridge, LLC	Delaware

VTR Temecula GP, LLC	Delaware
VTR Temecula Land, LLC	Delaware
VTR Temecula, LP	Delaware
VTR Texas Holdings GP II, LLC	Delaware
VTR Texas Holdings GP, LLC	Delaware
VTR Texas Holdings II, LP	Texas
VTR Texas Holdings, LP	Texas
VTR The Highlands, LLC	Delaware
VTR The Palms Sun City, LLC	Delaware
VTR Thunderbird, LLC	Delaware
VTR Thunderbird Paseo Medical Plaza, LLC	Delaware
VTR Tinton Falls Corp.	New Jersey
VTR Town Village Audubon Park Owner, LLC	Delaware
VTR Town Village Sterling Heights, LLC	Delaware
VTR Town Village Tulsa Owner, LLC	Delaware
VTR Town Village Vestavia Hills Owner, LLC	Delaware
VTR Tracy, LLC	Delaware
VTR TRS Holdco, LLC	Delaware
VTR Tucker, LLC	Delaware
VTR Twin Falls, LLC	Delaware
VTR Twin Rivers, LLC	Delaware
VTR Tyler South Broadway, LLC	Delaware
VTR UT Health Cedar Creek, LLC	Delaware
VTR UT Health East HOPE, LLC	Delaware
VTR UT Health East Jacksonville, LLC	Delaware
VTR UT Health East Mineola, LLC	Delaware
VTR UT Health East Olympic Pittsburg, LLC	Delaware
VTR UT Health East Rusk, LLC	Delaware
VTR UT Health Rehab Olympic, LLC	Delaware
VTR Vacaville MOB, LLC (f/k/a VTR Barret Avenue MOB, LLC)	Delaware
VTR Valley View, LP	California
VTR Victory Station, LLC	Delaware
VTR Viera, LLC (f/k/a VTR The Groves, LLC)	Delaware
VTR Villa Campana II, LLC	Delaware
VTR Villa de San Antonio, LLC	Delaware
VTR Visalia Assisted Living, LP	Delaware
VTR Vista Grande, LLC	Delaware
VTR Vistas Longmont, LLC	Delaware
VTR West Windsor, LLC	Delaware
VTR Western Hills, LLC	Delaware
VTR Whitby Pointe, LLC	Delaware
VTR Willow Glen, LP	Delaware
VTR Willows Easley, LLC	Delaware
VTR Winter Haven, LLC	Delaware
VTR Zephyrhills, LLC	Delaware
VTRAZ Manager, LLC	Delaware
VTR-EMRTS Holdings, LLC	Delaware

VTRLTH MAB I, LLC	Delaware
VTRLTH MAB II, LLC	Delaware
VTR-UCSC 3401 JV, LLC	Delaware
WE George Street Holding LLC	Delaware
WE George Street, L.L.C.	Delaware
West Medical Office I, LP	South Carolina
West Tennessee Investors, LLC	Tennessee
Wexford Building 90 Investment Fund, LLC	Missouri
Wexford Chesterfield MT, LLC (f/k/a VTR Chesterfield Holdco, LLC)	Delaware
Wexford Miami Holding, LLC	Delaware
Wexford Miami, LLC	Delaware
Wexford UMB 2, LLC	Maryland
Wexford Winston-Salem Building 91, LLC	Delaware
Wexford-CV SSL Joint Venture, LLC	Delaware
Wexford-CV SSL Manager, LLC	Delaware
Wexford-SCEC 3675 Market Street JV, LLC	Delaware
Wexford-SCEC 3675 Market Street UT, LLC	Delaware
Wexford-SCEC 3675 Market Street, LLC	Delaware
Wexford-UCSC 3737 Joint Venture, LLC	Delaware
Wexford-UCSC 3737 Member, LLC	Delaware
Wexford-UCSC 3737, LLC	Delaware
Wexford-UCSC II, LP	Delaware
WG 86th Street SH, LLC	Delaware
WG Alden Place, LLC	Delaware
WG Alpharetta, LLC	Delaware
WG Aquidneck Place SH, LLC	Delaware
WG Arboretum, LLC	Delaware
WG Bay Spring SH, LLC	Delaware
WG Bayshore SH, LLC	Delaware
WG Bethlehem SH, LLC	Delaware
WG Briarcliff Manor SH, LLC	Delaware
WG Burlingame SH, LP	Delaware
WG Campana Del Rio SH, LLC	Delaware
WG Carmichael Oaks, LP	Delaware
WG Carrollton SH, LLC	Delaware
WG Center City SH, LLC	Delaware
WG Chandler Villas SH, LLC	Delaware
WG Chateau Gardens SH, LP	Delaware
WG Chateau San Juan SH, LP	Delaware
WG CO GP, LLC	Delaware
WG Collwood Knolls SH, LP	Delaware
WG Copeland SH, LLC	Delaware
WG Countrywood, LP	Delaware
WG Covell SH GP, LLC	Delaware
WG Covell SH, LP	Delaware
WG Covina SH, LP	Delaware
WG Cranford SH, LLC	Delaware

WG Crossroads Place, LLC	Delaware
WG Cutter Mill SH, LLC	Delaware
WG CW GP, LLC	Delaware
WG Cypresswood SH, LLC	Delaware
WG Daly City SH, LP	Delaware
WG Darien SH, LLC	Delaware
WG Del Rey SH GP, LP	Delaware
WG Del Rey SH, LP	Delaware
WG Del Sol SH GP, LLC	Delaware
WG Del Sol SH, LP	Delaware
WG Draper Place, LLC	Delaware
WG Durham GP, LLC	Delaware
WG Durham, LP	Delaware
WG East Northport SH, LLC	Delaware
WG El Camino Gardens SH, LP	Delaware
WG Encinitas SH, LP	Delaware
WG Evergreen Woods SH, LLC	Delaware
WG Falmouth SH II, LLC	Delaware
WG Falmouth SH, LLC	Delaware
WG Forest Hills SH, LLC	Delaware
WG Forest Lake SH, LLC	Delaware
WG Garden Park, LP	Delaware
WG Glen Cove SH, LLC	Delaware
WG GO GP, LLC	Delaware
WG Golden Creek SH, LP	Delaware
WG Grand Oaks, LP	Delaware
WG Grapevine SH, LLC	Delaware
WG Great Neck SH, LLC	Delaware
WG Greenridge Place, LLC	Delaware
WG Hacienda SH, LP	Delaware
WG Hamilton Heights Place, LLC	Delaware
WG Harborhill Place SH, LLC	Delaware
WG Hearthstone East SH, LLC	Delaware
WG Hearthstone West SH, LLC	Delaware
WG Heritage LF, LLC	Delaware
WG Hertlin House, LLC	Delaware
WG Highland Crossing SH, LLC	Delaware
WG Hillcrest Inn SH, LP	Delaware
WG Hillsdale SH, LP	Delaware
WG Hudson SH, LLC	Delaware
WG Huntington SH, LLC	Delaware
WG Johnson Ferry SH, LLC	Delaware
WG Jupiter, LLC	Delaware
WG Kennebunk SH, LLC	Delaware
WG Kew Gardens SH, LLC	Delaware
WG Kinghaven SH, LLC	Delaware
WG Kingwood SH, LLC	Delaware
WG Larson Place, LLC	Delaware

WG Las Posas SH, LP	Delaware
WG Lincoln Place SH, LLC	Delaware
WG Longmeadow Place SH, LLC	Delaware
WG Lynbrook SH, LLC	Delaware
WG Manresa SH, LLC	Delaware
WG Marina Place, LLC	Delaware
WG Marland Place SH, LLC	Delaware
WG Merrimack Place, LLC	Delaware
WG Merrywood SH, LLC	Delaware
WG Montego Heights SH, LP	Delaware
WG Newburgh SH, LLC	Delaware
WG Oak Knoll, LP	Delaware
WG Palm Desert, Inc.	California
WG Plainview SH, LLC	Delaware
WG Plano, LLC	Delaware
WG Quail Ridge, LP	Delaware
WG Raleigh, LP	Delaware
WG Rancho Park SH, LP	Delaware
WG Richardson SH, LLC	Delaware
WG Richland Hills, LLC	Delaware
WG Riverdale SH, LLC	Delaware
WG Roslyn, LLC	Delaware
WG Rye Brook SH, LLC	Delaware
WG Salisbury SH, LLC	Delaware
WG San Pablo SH, LLC	Delaware
WG Scottsdale, LLC	Delaware
WG Seville SH, LLC	Delaware
WG South Hills SH, LLC	Delaware
WG South Setauket SH, LLC	Delaware
WG Stamford SH, LLC	Delaware
WG Stratford SH, LLC	Delaware
WG Sugar Land SH, LLC	Delaware
WG Summit Hills SH, LLC	Delaware
WG Summit Ridge SH, LLC	Delaware
WG Sunlake SH, LLC	Delaware
WG Sunnyvale SH, LP	Delaware
WG Sutton Terrace SH, LLC	Delaware
WG Tamalpais Creek SH, LP	Delaware
WG Tanglewood SH, LLC	Delaware
WG Tarzana, LP	Delaware
WG Temecula, LP	Delaware
WG Tinton Falls SH, LLC	Delaware
WG Tucker, LLC	Delaware
WG Valley Manor SH, LLC (f/k/a VTR Valley Manor, LLC)	Delaware
WG Valley View SH, LP	Delaware
WG Villa Campana, LLC	Delaware
WG Virginia Beach SH, LLC	Delaware

WG Vistas Longmont, LLC	Delaware
WG Westchase SH, LLC	Delaware
WG Weston Place SH, LLC	Delaware
WG Willow Glen SH, LP	Delaware
WG Willow Park SH, LLC	Delaware
WG Woodlands SH, LLC	Delaware
Whitby Retirement Group II Ltd.	British Columbia
Whitby Retirement Group Ltd.	British Columbia
Woodbriar Senior Living, LLC	Delaware
Woodlake Realty, LLC	Delaware
WWMLD Limited Liability Company	Wisconsin
WWMLD Opco, LLC	Delaware
Xenia Nominee LLC	Delaware
Xenia Nominee LP	Delaware